UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07074

180 DEGREE CAPITAL CORP.
(Exact Name of Registrant as Specified in Its Charter)

7 N. Willow Street, Suite 4B, Montclair NJ	07042
(Address of Principal Executive Offices)	(Zip Code)

Daniel B. Wolfe President and Chief Financial Officer 180 Degree Capital Corp. 7 N. Willow Street, Suite 4B Montclair, NJ 07042
(Name and address of agent for service)

Copy to: John J. Mahon, Esq. Proskauer Rose, LLP 1001 Pennsylvania Avenue, NW Suite 600 South Washington, DC 20004-2533 (202) 416-6828

Registrant's telephone number, including area code: (973) 746-4500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Report to Shareholders.

Q4 2023 Shareholder Letter

Fellow Shareholders:

This “recession," which has been one of the drivers of capital away from risk assets to perceived safer assets, has been the most fun and awesome one ever. Persistent predictions of a return to arguably more normal interest rates have not led to an economic calamity. Instead, GDP rose 3.1%, wages and salaries grew 4.7%, real private fixed investment in manufacturing structures reached all-time highs and employment remains strong. I didn’t live through the 1929 recession, but I did experience the near depression in 2008, and 2023 seemed eerily similar to those years…. NOT!

Despite strong macroeconomic trends in 2023, somehow a basket of microcap companies that comprise the Russell Microcap Index underperformed the NASDAQ 100 by over 4600 basis points! In our last shareholder letter, we incorporated a plethora of charts showing that microcap companies are historically inexpensive and undervalued relative to larger-sized companies. While substantially all of those data and charts remain applicable today, I’m not going to regurgitate what was in that letter that you can find at https://ir.180degreecapital.com/financial-results. Instead, I’ll note commentary regarding Q4 2023 from Royce Investment Partners, who we hold in high regard:

Valuations for Small-Cap Are Highly Attractive vs. Large-Cap

We think it bears repeating that, even with a terrific 4Q23 and a positive return in 2023, the Russell 2000 finished the year well shy of its 11/8/21 peak—while large-caps continued to establish new highs in 4Q23. In fact, it’s been 563 days since the current cycle low for the Russell 2000—the third longest span without recovering the prior peak on record.

Fallout from the Internet Bubble saw small-caps need 456 days from their trough to match their previous peak, while it took 704 days for small-caps to recover their prior peak following their trough in the 2008-09 Financial Crisis. Each of these periods saw dramatic developments: the implosion of high-flying technology stocks in 2000-02 and a global financial catastrophe in 2008-09. The current period has seen ample uncertainty, and a record pace of interest rate increases yet lacks the existential threats that characterized the Internet Bubble and, even more so, the Financial Crisis. The latter period also saw less bifurcation between small- and large-cap returns. Yet based on our preferred index valuation metric of enterprise value to earnings before interest and taxes, or EV/EBIT, the Russell 2000 finished 2023 not far from its 25-year low relative to the Russell 1000.

Russell 2000 vs. Russell 1000 Median LTM EV/EBIT¹ (ex. Negative EBIT Companies)
12/31/98-12/31/23

1Last twelve months Enterprise Value/Earnings Before Interest and Taxes

Similarly, small-cap value continued to sell at a below average valuation relative to small-cap growth at the end of the year, as measured by EV/EBIT. Micro-cap stocks also remained very attractively valued relative to large-cap based on EV/EBIT. As small-cap specialists, we see these gaps in valuation and long-term performance as revealing the considerable long-term opportunities that still exist within the small- and micro-cap asset classes—especially when stacked against their large- and mega-cap counterparts.

Here is one chart we shared in last quarter’s shareholder letter that we thought would be worth updating and showing again.

Even with the increases in small and microcapitalization stocks in Q4 2023, the IWM/SPY ratio remains at historical lows. We continue to believe that this ratio says nothing about the fundamentals of the businesses that comprise each index, given those fundamentals have held up better for many microcap companies than the index performance would suggest.

We think we are at the end of the Fed hiking cycle. We are not in the camp that the Fed will be cutting rates anytime soon, because we believe the economy will continue to show the resilience that it showed last year. That, in our view, is a positive rather than a negative. Our portfolio companies do not require lower rates to execute and build value for shareholders. They benefit from the types of positive economic trends we saw in 2023 and continue to see in the beginning of 2024. And against that backdrop, we expect that many of our holdings which are trading at historically low valuation levels, have a long runway to rise in value and help us increase our net asset value per share (“NAV”). Let’s look at a few of our current favorite names.

Potbelly Corporation (PBPB)

We have been investors in PBPB since 2019. PBPB is a fast-casual restaurant chain that sells sandwiches, salads, soups and other lunch focused items at company-owned and franchised locations. We have discussed PBPB in detail in prior shareholder letters and whitepapers, so we won’t rehash the entire story here aside from saying we believe PBPB has strong brand recognition, high-quality products, a healthy balance sheet and one of the best management teams we have ever invested in. PBPB has 425 locations, including 75 franchised in 33 states plus the District of Columbia. Additionally, PBPB recently announced that it has development agreements for almost 200 additional shops.

For 2024, we see several potential value-creating catalysts that we believe could push the stock price substantially higher. First, the company has said that it expects to open 40 new franchise stores this coming year, which represents close to 10% growth. Additionally, PBPB is projecting continued growth in average unit volume, shop level margins and adjusted EBITDA margins. Lastly, management expects material generation of positive cash flows that will enable various options for capital allocation including repayment of expensive debt, stock buybacks and/or other forms of return of capital.

Investors are starting to wake up to PBPB’s momentum entering 2024. Should this momentum continue, we believe that PBPB will command a common franchise-level multiple of enterprise value to EBITDA in the mid-to-high teens from its current low teens multiple. This multiple expansion combined with the cash flow and earnings power of the remade business could lead to further material appreciation in PBPB’s common stock.

Synchronoss Technologies, Inc. (SNCR)

SNCR provides white-label technology that enables large corporations to offer customers cloud-based storage of personal data. SNCR’s platform powers the personal cloud offerings of a number of Tier 1 companies including Verizon, SoftBank, AT&T, Assurant, British Telecom and Tracfone under long term contracts. We first invested in SNCR as part of an underwritten financing in June of 2021 that allowed SNCR to pay off its punitive preferred stock and recapitalize the company with reduced interest expense, while also providing flexibility going forward to execute on strategic options for the business. The first of these strategic alternatives was completed in Q4 2023 with the sale of SNCR’s non-core messaging and digital businesses. SNCR is now a pure-play, cloud-focused business with high margins and is on the cusp of generating significant free cash flows.

Our bullish view for 2024 is centered around a number of catalysts that we believe will improve SNCR’s balance sheet and demonstrate the operating leverage of the business. First, SNCR has stated that it expects to receive approximately $28 million from a tax refund at some point in 2024. This inflow of capital will allow SNCR to pay down a portion of its relatively expensive outstanding preferred stock and/or debt that matures in June 2026. Second, SNCR is expecting to return to top-line revenue growth after the runoff of historical deferred revenue and continued growth in subscribers at its largest customer, Verizon, and its newest customer, Softbank. Third, the end of non-recurring charges related to restructuring and prior litigation and corresponding settlements coupled with revenue growth and a material reduction in interest paid on its outstanding debt should lead to material free cash flow generation in 2024 that we believe could grow substantially in 2025. Lastly, we should note that in December 2023 we were asked to join SNCR’s Board of Directors to help with the company’s execution of its next phase of growth.

As we look at what this might mean for the stock price of SNCR, it ended 2023 at $6.21, which equated to a multiple of enterprise value to estimated 2024 EBITDA of approximately 5.6x. This multiple declines to approximately 5.2x if SNCR receives the tax refund and uses it primarily to pay down debt. We do not believe a cloud-focused business with 85-90% recurring revenue, 70-75% gross margins, 25%+ EBITDA margins that also generates positive free cash flow should command such a low multiple. In our opinion, a more appropriate multiple would be in the double digits. SNCR recently reported the completion of significant cost savings initiatives along with strong performance in Q4 2023 and the stock responded positively. We believe this is just the start for SNCR and that 2024 will be a turning point for SNCR both in terms of its business and how investors value SNCR’s common stock.

comScore, Inc. (SCOR)

Our initial investment in SCOR took place in 2021, following its recapitalization by Charter, Cerberus and Liberty Media (Qurate). Our original thesis for our investment was centered on multiple factors including our beliefs that: (i) SCOR was a company with uniquely competitive media measurement offerings and proprietary data; (ii) SCOR’s new investors could help with improved execution, financial performance and overall growth; and (iii) SCOR traded at a significant discount to its peers.

While SCOR’s business has improved dramatically under new management with 33% EBITDA growth over the last two years, SCOR’s stock has declined precipitously. We believe this is due to poor corporate governance and uncertainty around SCOR’s capital structure. As a result, we have ramped up our activism significantly through the nomination of Matthew F. McLaughlin as a director nominee for consideration at SCOR’s upcoming annual meeting of stockholders. Matt is a retired advertising technology executive and Naval officer. Most recently, he served as Chief Operating Officer of DoubleVerify Holdings, Inc. (NYSE: DV) (“DoubleVerify”), a software platform for digital media measurement and analytics, from 2011 to March 2022. As COO of DoubleVerify, Matt directed its Product, Engineering and Sales Operations activity, including managing over half the company’s employees. Given SCOR’s struggles with, and focus on, improving its digital offerings, we could think of nobody more useful to the SCOR Board and management than Matt. Matt is available and happy to speak with any SCOR stockholder that wishes to speak with him so they can judge for themselves whether he is qualified and should serve on SCOR’s Board. While we are actively preparing to run a competitive proxy campaign to support his candidacy, we hope SCOR’s Board will realize the complementary skill set that we believe he can bring to help build value for all of SCOR’s stakeholders and that a competitive proxy contest will not be required.

As we look forward to 2024, we see a number of potential value-creating catalysts (in addition to our activism) that could lead to material appreciation in the stock. These potential catalysts include: (i) SCOR’s preferred stockholders taking steps to demonstrate an alignment of interests across all stakeholders of the company; (ii) SCOR demonstrating the ability to consistently generate double-digit EBITDA margins; and (iii) a return to growth for SCOR’s digital business. Assuming SCOR can continue to generate mid-teens EBITDA in 2024, then its common stock is trading at just 4.7x enterprise value to EBITDA and 0.75x enterprise value to revenue; we believe this will ultimately prove to be an attractive entry price. We do not believe that either of these multiples are appropriate for a company with unique data assets that generate positive cash flows. We believe a more appropriate multiple would be in the double-digit range. We firmly believe that improvements in SCOR’s corporate governance combined with improving financial metrics and the demonstration of alignment of all stakeholders can lead to material appreciation in SCOR’s common stock.

The Arena Group Holdings, Inc. (AREN)

We have been significant shareholders of AREN since June 2019. AREN is a media company that employs a technology platform that allows creators and publishers to publish and monetize content alongside anchor brands including Sports Illustrated, TheStreet, Parade, Men’s Journal, and HubPages to build their businesses. AREN’s content is distributed across a diverse portfolio of over 265 brands, reaching over 100 million users monthly. Throughout the history of our investment there have been periods where we engaged in constructive activism that resulted in what we believe were improvements in management and corporate governance. The advertising market in 2023 was challenging, but AREN’s business held up better than many other companies.

In November 2023, AREN signed a definitive agreement to merge with Bridge Media Networks, LLC (“Bridge Media”), a media group that includes a portfolio of over-the-air television stations, national television networks, streaming platforms and websites for delivering news, sports, automotive and travel content. Bridge Media is a wholly owned subsidiary of Simplify Inventions, LLC, which is owned by Manoj Bhargava, the founder of 5-hour Energy®. Under the terms of the merger, entities associated with Mr. Bhargava will invest $50 million in the combined entity and the consumer brands owned by Mr. Bhargava will commit to approximately $60 million in guaranteed advertising revenue for AREN. Subsequent to the signing of this definitive agreement, Mr. Bhargava purchased the debt and equity of AREN owned by B. Riley and then invested an additional $12 million for working capital purposes while the company seeks the required shareholder and regulatory approvals to complete the merger.

While the start of 2024 has presented additional challenges for AREN, Mr. Bhargava has a history of building significant value across multiple industries. We have had opportunities to speak with both Mr. Bhargava and the new CEO of AREN, Cavitt Randall, and appreciate their candor and desire to build a sustainable business that grows profitably. AREN was the largest source of declines in our portfolio in 2023. We look forward to the completion of the merger in 2024 and to what we believe can be significant value creation under new management led by Mr. Bhargava and Mr. Randall.

Conclusion

I have been managing money for over 30 years and have been an investor or portfolio manager since 1988. Never in my life have I been more convinced that we own a collection of companies that I believe have the potential to rise materially in value as much as the portfolio TURN has put together as we start 2024. We are also at a point where I believe our constructive activism will make a difference in this value creation. While the last 2 years have been incredibly frustrating and disappointing, I have had the 30+ year experience of knowing that challenging performance periods happen. During these periods, it is crucial that you don’t shy away from talking about them, you don’t become over-emotional about them, and you stick to your knitting and process no matter how painful the period can be. My dear friend Phil Appel, who I believe to be one of Merrill Lynch’s best financial advisors and one of the smartest people I have ever met (also a heck of a driver of the golf ball, though not a great putter) sent me a quote years ago that I hold near and dear to my heart:

“The one willing to look stupidest the longest wins.”

We feel stupid on the one hand, yet on the other, we couldn’t be more optimistic about what we own and convinced significant value appreciation is possible in the next few years.

The fourth quarter of 2023 was the start of what we believe will be a return to risk asset classes, including the microcapitalization stocks in which we invest. Our +6.9% gross total return in our public portfolio was the primary contributor to the growth of our NAV per share from $4.91 to $5.02. Our assets on our balance sheet are now almost 100% comprised of investments in public companies and cash. Please see slides that we have posted on our website at https://ir.180degreecapital.com/financial-results for details of the sources of change in our portfolio during Q4 2023, the full year and inception to date. On the macroeconomic front, the resilience of the US economy combined with the apparent end of the Fed’s tightening cycle and likely future reductions in interest rates should be one tailwind for our investments in general in 2024. For 180, we believe 2024 will be a year defined by our constructive activism and by long-awaited catalysts at certain of our portfolio companies that together could lead to material value creation for 180 Degree Capital’s stockholders.
180 Degree Capital’s constructive activism means working with management teams and/or boards of directors of our portfolio companies to build value for all stakeholders in those businesses. We do not have the hubris to believe we know the businesses of our investee companies better than their management teams and boards. We do have complementary skill sets and contacts that can help unlock stunted value. We believe this complementarity is what led to the invitation to join the Board of Directors of SNCR. We have rolled up our sleeves to help SNCR’s management and board wherever possible and could not be more excited about the opportunity for value creation that we believe exists for SNCR. It is unfortunate that the Board of Directors of SCOR does not have the same openness and humility to understand they do not have all the answers in regard to fixing the destruction of value that has occurred under their watch. We believe our nominee, Matt McLaughlin, has both relevant industry experience for where SCOR is heading with its business and can be an advocate for proper corporate governance, particularly for common stockholders, as a significant common stockholder himself. We believe our constructive activism is not only a differentiated investment approach, but also can be an important part of the ultimate unlocking of value for our portfolio holdings and creation of value for 180 Degree Capital’s stockholders.
As we noted in a press release on February 1, 2024, the discount of our NAV to our stock price was approximately 26% as of the end of January 2024. This discount equates to a NAV as of the end of January 2024 that was approximately 8% higher than at the end of 2023. We established the Discount Management Program to make it clear that TURN’s management and Board are serious about our intentions to narrow this discount. We collectively own almost 12% of outstanding shares, and this ownership continues to grow solely through open market purchases. We are laser-focused on creating value for all stockholders of TURN through growth of our NAV and the narrowing of the discount.

As always, thank you for your support.

Best Regards,
Kevin Rendino
Chief Executive Officer

Forward-Looking Statements and Disclaimers

This shareholder letter may contain statements of a forward-looking nature relating to future events. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. These statements reflect the Company's current beliefs, and a number of important factors could cause actual results to differ materially from those expressed in this press release. Please see the Company's securities filings filed with the Securities and Exchange Commission for a more detailed discussion of the risks and uncertainties associated with the Company's business and other significant factors that could affect the Company's actual results. Except as otherwise required by Federal securities laws, the Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties. The reference and link to any websites have been provided as a convenience, and the information contained on such website is not incorporated by reference into this shareholder letter. 180 Degree Capital Corp. is not responsible for the contents of third-party websites. The information discussed above is solely the opinion of 180 Degree Capital Corp. Any discussion of past performance is not an indication of future results. Investing in financial markets involves a substantial degree of risk. Investors must be able to withstand a total loss of their investment. The information herein is believed to be reliable and has been obtained from sources believed to be reliable, but no representation or warranty is made, expressed or implied, with respect to the fairness, correctness, accuracy, reasonableness or completeness of the information and opinions.

Investment Results Assuming an Initial Investment of $1,000 at the Inception of 180 Degree Capital Corp. Versus The Russell Microcap Index
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
12/30/16
3/30/17
6/30/17
9/30/17
12/31/17
3/31/18
6/30/18
9/30/18
12/31/18
3/31/19
6/30/19
9/30/19
12/31/19
3/31/20
6/30/20
9/30/20
12/31/20
3/31/21
6/30/21
9/30/21
12/31/21
3/31/22
6/30/22
9/30/22
12/31/22
3/31/23
6/30/23
9/30/23
12/31/23
TURN
Russell Microcap Index

Source: Bloomberg

180 DEGREE CAPITAL CORP. CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2023
ASSETS
Investments in securities and other financial instruments, at value:
Unaffiliated publicly traded equity and equity-related securities (cost: $30,544,168)	$21,305,497
Unaffiliated legacy privately held equity and equity-related securities (cost: $819,619)	283,627
Non-controlled affiliated publicly traded equity and equity-related securities (cost: $40,836,951)	26,894,724
Non-controlled affiliated legacy privately held equity and equity-related securities (cost: $6,496,930)	201,439
Unaffiliated derivative securities (cost: $112,854)	0
Non-controlled affiliated derivative securities (cost: $224,849)	480,114
Unaffiliated rights to payments (cost: $1,149,799)	1,356,391
Unaffiliated money market fund securities (cost: $96,445)	96,445
Cash	282,167
Prepaid expenses	218,089
Lease asset	36,078
Other assets	16,378
Total assets	$51,170,949
LIABILITIES & NET ASSETS

Post-retirement plan liabilities	$627,286
Accounts payable and accrued liabilities	289,425
Lease obligation	36,078
Total liabilities	$952,789
Commitments and contingencies (Note 10)
Net assets	$50,218,160
Net assets are comprised of:
Preferred stock, $0.10 par value, 2,000,000 shares authorized; none issued	$0
Common stock, $0.03 par value, 15,000,000 shares authorized; 11,541,079 issued	334,594
Additional paid in capital	105,597,715
Total accumulated distributable loss	(49,453,226)
Treasury stock, at cost 1,540,938 shares	(6,260,923)
Net assets	$50,218,160
Shares outstanding	10,000,141
Net asset value per outstanding share	$5.02

The accompanying notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2023
Income:
Dividend	$28,156
Interest-Unaffiliated money market fund securities	26,837
Total income	54,993
Operating fees and expenses:
Salaries, bonus and benefits	1,972,850
Professional	768,287
Administration and operations	255,356
Directors	253,517
Insurance	231,298
Software	207,949
Rent	36,245
Custody	31,940
Other	8,159
Total operating expenses	3,765,601
Net investment loss before income tax expense	(3,710,608)
Income tax expense	833
Net investment loss	(3,711,441)
Net realized gain (loss) from investments:
Unaffiliated publicly traded equity and equity-related securities	4,919,236
Unaffiliated legacy privately held equity and equity-related securities	(8,252,168)
Non-controlled affiliated publicly traded equity and equity-related securities	1,009,539
Controlled affiliated equity and equity-related securities	(2,923,003)
Unaffiliated rights to payments	(548,998)
Net realized loss from investments	(5,795,394)
Sale of equity-180 Degree Capital BD, LLC (Note 2)	100,000
Net realized loss	(5,695,394)
Change in unrealized (depreciation) appreciation on investments:
Unaffiliated publicly traded equity and equity-related securities	(5,699,016)
Unaffiliated legacy privately held equity and equity-related securities	2,060,982
Non-controlled affiliated publicly traded equity and equity-related securities	(1,570,022)
Non-controlled affiliated legacy privately held equity and equity-related securities	42,553
Controlled affiliated equity and equity-related securities	216,431
Unaffiliated rights to payments	684,316
Net change in unrealized depreciation on investments	(4,264,756)
Net realized loss and change in unrealized depreciation on investments	(9,960,150)
Net decrease in net assets resulting from operations	$(13,671,591)
The accompanying notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED STATEMENT OF CASH FLOWS

Year Ended December 31, 2023
Cash flows provided by operating activities:
Net decrease in net assets resulting from operations	$(13,671,591)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Net realized loss	5,695,394
Net change in unrealized depreciation on investments	4,264,756
Depreciation of fixed assets	9,073
Purchase of unaffiliated publicly traded equity and equity-related securities	(13,494,045)
Purchase of non-controlled affiliated publicly traded equity and equity-related securities	(5,110,813)
Purchase of unaffiliated money market fund securities, net	(96,445)
Proceeds from sale of unaffiliated publicly traded equity and equity-related securities	19,757,440
Proceeds from sale of unaffiliated legacy privately held equity and equity-related securities	37,175
Proceeds from sale of non-controlled affiliated publicly traded and equity-related securities	2,296,280
Distribution from unaffiliated rights to payments	1,621,741
Proceeds from sale equity of 180 Degree Capital BD, LLC	100,000
Changes in assets and liabilities:
Decrease in receivable from managed funds	152,151
Decrease in receivable from securities sold	108,512
Decrease in prepaid expenses	32,350
Increase in other assets	(313)
Decrease in other receivables	2,278
Decrease in post-retirement plan liabilities	(18,351)
Decrease in accounts payable and accrued liabilities	(218,792)
Decrease in payable for securities purchased	(180,971)
Net cash provided by operating activities	1,285,829
Cash flows from investing activities
Purchase of fixed assets	(3,723)
Net cash used in investing activities	(3,723)
Cash flows from financing activities
Purchase of treasury stock	(1,655,398)
Net cash used in financing activities	(1,655,398)
Net decrease in cash	(373,292)
Cash at beginning of the year	655,459
Cash at end of the year	$282,167
Supplemental disclosures of cash flow information:
Income taxes paid	$833

The accompanying notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022

Changes in net assets from operations:
Net investment loss	$(3,711,441)	$(2,583,203)
Net realized (loss) gain	(5,695,394)	2,204,654
Net change in unrealized depreciation on investments	(4,264,756)	(44,652,254)
Net decrease in net assets resulting from operations	(13,671,591)	(45,030,803)

Changes in net assets from capital stock transactions:
Treasury stock purchase	(1,655,398)	0
Net decrease in net assets resulting from capital stock transactions	(1,655,398)	0
Net decrease in net assets	(15,326,989)	(45,030,803)
Net Assets:
Beginning of the year	65,545,149	110,575,952
End of the year	$50,218,160	$65,545,149

The accompanying notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED FINANCIAL HIGHLIGHTS

	Year Ended Dec. 31, 2023	Year Ended Dec. 31, 2022		Year Ended Dec. 31, 2021		Year Ended Dec. 31 2020#		Year Ended Dec. 31 2019#

Per Share Operating Performance:
Net asset value per share, beginning of the year	$6.32	$10.66		$9.28		$9.18		$7.92
Net investment loss*	(0.38)	(0.25)		(0.33)		(0.05)		(0.48)
Net realized (loss) gain*	(0.56)	0.21		0.20		(0.11)		0.93
Net change in unrealized (depreciation) appreciation on investments and options*[1]	(0.42)	(4.30)		1.51		0.26		0.81
Total from investment operations*	(1.36)	(4.34)		1.38		0.10		1.26

Net increase as a result of purchase of treasury stock	0.06	0.00		0.00		0.00		0.00
Net (decrease) increase in net asset value	(1.30)	(4.34)		1.38		0.10		1.26
Net asset value per share, end of the year	$5.02	$6.32		$10.66		$9.28		$9.18

Stock price per share, end of the year	$4.10	$5.28		$7.35		$6.66		$6.45
Total return based on stock price	(22.35)%	(28.16)%		10.36%		3.26%		22.86%
Supplemental Data:
Net assets, end of the year	$50,218,160	$65,545,149		$110,575,952		$96,317,794		$95,213,639
Ratio of expenses to average net assets	6.39%	3.20%	^	5.87%	^	4.61%	^	6.42%	^
Ratio of net investment loss to average net assets	(6.30)%	(2.88)%		(3.26)%		(0.59)%		(5.42)%
Portfolio turnover	31.56%	30.95%		44.46%		35.16%		30.17%
Number of shares outstanding, end of the year	10,000,141	10,373,820		10,373,820		10,373,820		10,373,820

# Reflect a 1-for-3 reverse stock split that became effective on January 4, 2021.
* Based on average shares outstanding.
^ The Company has entered into an expense offsetting arrangement with one of its unaffiliated brokers relating to broker fees paid. The total broker fee charged to the Company was applied as a credit to fees charged by an affiliate of the unaffiliated broker who the Company subscribes to for data services billed during the year. The Company received an offset to expense totaling approximately $20,600, $84,800, $31,900, and $15,700, with that broker for the years ended December 31, 2022-2019, respectively.

1 Net unrealized losses include rounding adjustments to reconcile change in net asset value per share.

The accompanying notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2023

Method of Valuation (1)	Industry	Shares/Units	Cost	Value

Investments in Unaffiliated Equity and Equity-Related Securities (2) -
43.2% of net assets at value

Unaffiliated Publicly Traded Equity and Equity-Related Securities -
42.4% of net assets at value

Ascent Industries Co. (3)		Steel
Manufactures metals and chemicals
Common Stock	(L1)		305,380	$3,240,810	$2,919,433

Brightcove, Inc. (3)		Internet Services & Infrastructure
Provides video hosting and publishing services
Common Stock	(L1)		319,079	1,473,621	826,415

Commercial Vehicle Group, Inc. (3)		Construction Machinery & Heavy Trucks
Supplier of vehicle components
Common Stock	(L1)		322,418	1,818,556	2,260,150

D-Wave Quantum, Inc. (3)(4)		Technology Hardware, Storage & Peripherals
Develops high-performance quantum computing systems
Common Stock	(L1)		770,000	1,045,355	677,677

Intevac, Inc. (3)		Technology Hardware, Storage & Peripherals
Develops solutions for the application and engineering of thin-films
Common Stock	(L1)		939,337	4,356,573	4,057,936

Lantronix, Inc. (3)		Communications Equipment
Provides secure data access and management solutions
Common Stock	(L1)		552,048	2,766,859	3,235,001

Mama's Creations, Inc. (3)		Packaged Foods & Meats
Sells specialty pre-prepared and refigerated foods
Common Stock	(L1)		547,900	1,423,893	2,690,189

The accompanying notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2023

Method of Valuation (1)	Industry	Shares/Units	Cost	Value

Investments in Unaffiliated Equity and Equity-Related Securities (2) -
43.2% of net assets at value (cont.)

Unaffiliated Publicly Traded Equity and Equity-Related Securities -
42.4% of net assets at value (cont.)

Quantum Corporation (3)		Technology Hardware, Storage & Peripherals
Provides high-density data storage and high-speed data processing solutions
Common Stock	(L1)		3,221,192	$8,787,175	$1,124,196

Rayonier Advanced Materials, Inc. (3)		Specialty Chemicals
Produces specialty cellulose fibers
Common Stock	(L1)		530,000	2,789,675	2,146,500

RF Industries, Ltd. (3)		Electronic Manufacturing Services
Provides products that enable wired and wireless communications
Common Stock	(L1)		450,000	2,841,651	1,368,000

Total Unaffiliated Publicly Traded Equity and Equity-Related Securities (cost: $30,544,168)					$21,305,497

Investments in Unaffiliated Equity and Equity-Related Securities (2) -
43.2% of net assets at value (cont.)

Unaffiliated Money Market Fund Securities -
0.2% of net assets at value

JPMorgan 100% U.S. Treasury Securities Money Market Mutual Fund
Institutional Class Shares (Yield 5.23%)	(L1)		96,445	$96,445	$96,445

Total Unaffiliated Money Market Fund Securities (cost: $96,445)					$96,445

The accompanying notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2023

Method of Valuation (1)	Industry	Shares/Units	Cost	Value

Investments in Unaffiliated Equity and Equity-Related Securities (2) -
43.2% of net assets at value (cont.)

Unaffiliated Legacy Privately Held Equity and Equity-Related Securities -
0.6% of net assets at value

AutoTech Ventures Management I, LLC (3)(5)(6)		Asset Management & Custody Banks
Venture capital investing in automotive-related companies
LLC Interests (acquired 12/1/17)	(M) (L3)		0	$0	$150,000

Magnolia Neurosciences Corporation (3)(5)(7)(8)		Pharmaceuticals
Develops novel therapeutics for treatment of neurodegeneration
Series A Convertible Preferred Stock (acquired 8/3/18)	(I) (L3)		862,872	711,361	118,536

Ravenna Pharmaceuticals, Inc. (3)(5)(7)(8)(9)		Pharmaceuticals
Holding company for intellectual property in oncology therapeutics
Common Stock (acquired 5/14/20-8/26/21)	(M) (L3)		2,785,274	108,258	15,091

Total Unaffiliated Legacy Privately Held Equity and Equity-Related Securities (cost: $819,619)					$283,627

Total Investments in Unaffiliated Equity and Equity-Related Securities (cost: $31,460,232)					$21,685,569

The accompanying notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2023

Method of Valuation (1)	Industry	Shares/Units	Cost	Value

Investments in Non-Controlled Affiliated Equity and Equity-Related Securities (2) -
53.9% of net assets at value

Non-Controlled Affiliated Publicly Traded Equity and Equity-Related Securities -
53.5% of net assets at value

Arena Group Holdings, Inc. (3)(10)		Interactive Media & Services
Provides a shared digital publishing, advertising and distribution platform
Common Stock	(L1)		991,192	$9,806,339	$2,359,037

comScore, Inc. (3)(10)		Advertising
Provides technology and services that measure audiences, brands and consumer behavior
Common Stock	(L1)		328,258	12,175,182	5,481,909

Potbelly Corporation (3)(10)		Restaurants
Operates a chain of sandwich shops
Common Stock	(L1)		1,335,801	6,098,592	13,919,046

Synchronoss Technologies, Inc. (3)(10)		Application Software
Provides white-label cloud storage, messaging and other digital analytic services
Common Stock	(L1)		826,849	12,756,838	5,134,732

Total Non-Controlled Affiliated Publicly Traded Equity and Equity-Related Securities (cost: $40,836,951)					$26,894,724

The accompanying notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2023

Method of Valuation (1)	Industry	Shares/Units	Cost	Value

Investments in Non-Controlled Affiliated Equity and Equity-Related Securities (2) -
53.9% of net assets at value (cont.)

Non-Controlled Affiliated Legacy Privately Held Equity and Equity-Related Securities -
0.4% of net assets at value

EchoPixel, Inc. (3)(5)(7)		Health Care Equipment
Develops virtual reality 3-D visualization software for life sciences and health care applications
Series Seed Convertible Preferred Stock (acquired 6/21/13-6/30/14)	(I) (L3)		4,194,630	$1,250,000	$105,304
Series Seed-2 Convertible Preferred Stock (acquired 1/22/16)	(I) (L3)		1,476,668	500,000	37,818
Series A-2 Convertible Preferred Stock (acquired 3/23/17)	(I) (L3)		1,471,577	350,000	58,317
				2,100,000	201,439

HALE.life Corporation (3)(5)(7)		Health Care Technology
Develops a platform to facilitate precision health and medicine
Common Stock (acquired 3/1/16)	(I) (L3)		1,000,000	10	0
Series Seed-1 Convertible Preferred Stock (acquired 3/28/17)	(I) (L3)		11,000,000	1,896,920	0
Series Seed-2 Convertible Preferred Stock (acquired 12/28/18)	(I) (L3)		12,083,132	2,500,000	0
				4,396,930	0

Total Non-Controlled Affiliated Legacy Privately Held Equity and Equity-Related Securities (cost: $6,496,930)					$201,439

Total Investments in Non-Controlled Affiliated Equity and Equity-Related Securities (cost: $47,333,881)					$27,096,163

Total Investments in Publicly Traded Equity and Equity-Related Securities, Money Market Funds, and Legacy Privately Held Equity and Equity-Related Securities (cost: $78,794,113)					$48,781,732

The accompanying notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2023

Method of Valuation (1)	Industry	Shares/Units	Cost	Value

Derivative Securities -
1.0% of net assets at value

Unaffiliated Derivative Securities (2) -
0.0% of net assets at value

Magnolia Neurosciences Corporation (3)(5)(7)(8)		Pharmaceuticals
Developed neurodegeration therapeutics
Warrants for the Purchase of Common Stock expiring 8/3/28 (acquired 8/26/21)	(I) (L3)		138,059	$112,854	$0

Total Unaffiliated Derivative Securities (cost: $112,854)					$0

Non-Controlled Affiliated Derivative Securities (2) -
1.0% of net assets at value

Potbelly Corporation (3)(10)		Restaurants
Operates a chain of sandwich shops
Warrants for the Purchase of Common Stock expiring 2/12/26 (acquired 2/10/21)	(I) (L3)		80,605	$224,849	$467,485

Synchronoss Technologies, Inc. (3)(5)(10)(11)		Application Software
Provides white-label cloud storage, messaging and other digital analytic services
Stock Options for Common Stock Expiring 12/4/30 (acquired 12/4/23)	(I) (L3)		3,334	0	12,629

Total Non-Controlled Affiliated Derivative Securities (cost: $224,849)					$480,114

Total Derivative Securities (cost: $337,703)					$480,114

Total Investments (cost: $79,131,816)					$49,261,846

The accompanying notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2023

Method of Valuation (1)	Industry	Shares/Units	Cost	Value

Other Financial Instruments (12) -

Unaffiliated Rights to Payments (2) -
2.7% of net assets at value

Rights to Milestone Payments from Acquisition of TARA Biosystems, Inc. (acquired 4/1/22) (3)(5)(7)(13)	(I) (L3)	Pharmaceuticals	$1,149,799	$1,149,799	$1,356,391

Total Unaffiliated Rights to Payments (cost: $1,149,799)					$1,356,391

Total Investments in Publicly Traded and Privately Held Equity, Money Market Fund and Equity-Related Securities, Derivative Securities and Other Financial Instruments (cost: $80,281,615)					$50,618,237

The accompanying notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2023
Notes to Consolidated Schedule of Investments

(1)See Note 2. Summary of Significant Accounting Policies: Portfolio Investment Valuation.
(2)Investments in unaffiliated securities consist of investments in which the Company owns less than five percent of the voting shares of the portfolio company. Investments in non-controlled affiliated securities consist of investments in which the Company owns five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where the Company controls one or more seats on the portfolio company’s board of directors but do not control the company. Investments in controlled affiliated securities consist of investments in which the Company owns 25 percent or more of the outstanding voting rights of the portfolio company or otherwise control the company, including control of a majority of the seats on the board of directors, or more than 25 percent of the seats on the board of directors, with no other entity or person in control of more director seats than us.
(3)Represents a non-income producing investment. Investments that have not paid dividends or interest within the last 12 months or are on non-accrual status for at least 12 consecutive months are considered to be non-income producing.
(4)D-Wave Quantum Inc., ("QBTS") was formed through the merger of D-Wave Systems, Inc., and DPCM Capital, Inc., a special purpose acquisition company (SPAC). D-Wave Systems, Inc. was a legacy private portfolio holding of the Company. The Company initially invested in D-Wave Systems, Inc. starting in 2008 and through 2014, acquiring various classes of preferred stock. While the shares of QBTS owned by the Company are registered, the Company entered into a lockup agreement with QBTS that prevented the Company from trading or hedging these shares until February 5, 2023. As of that date, the Company's shares of common stock of QBTS are no longer subject to lockup restrictions.
(5)The Company is subject to legal restrictions on the sale of all or a portion of our investment(s) in this company. The total amount of restricted securities held is $1,854,086, or 3.7 percent of net assets.
(6)The Company received LLC Interests of 1.25 percent in AutoTech Ventures Management I, LLC ("AutoTech") pursuant to an Administrative Services Agreement between us and AutoTech and due to us following the termination of a former employee of the Company. These LLC Interests were separate from the compensation received for providing the administrative services under the agreement that were paid in cash. The LLC interests have a capital percentage of 0 percent.
(7)These securities are held by the Company's wholly owned subsidiary, 180 Degree Private Holdings, LLC ("180PH"), which were transferred from the Company to 180PH in the fourth quarter of 2020. The acquisition dates of the securities reflect the dates such securities were obtained by the Company rather than the transfer date.
(8)Represents a non-operating entity that exists to collect future payments from licenses or other engagements, monetize assets for future distributions to investors and debt holders, or is in the process of shutting down and distributing remaining assets according to a liquidation waterfall.
(9)The Company received shares of Ravenna Pharmaceuticals, Inc., as part of the consideration of the acquisition of Petra Pharma Corporation.
(10)The Company is the Investment Manager of separately managed accounts ("SMAs") that owns shares of these portfolio companies. Under our investment management agreement for the SMAs, the Company has the right to control the votes of the securities held by the SMAs. The Company has voting ownership between 5 percent and 25 percent in these companies when the shares held by us and our SMAs are aggregated.
(11)These stock options were granted to Kevin Rendino upon his appointment to the Board of Directors of Synchronoss Technologies, Inc. Mr. Rendino entered into an assignment and assumption agreement with the Company that transfers all beneficial and voting interest to the Company.
(12)Other financial instruments are holdings of the Company that do not meet the definition of a security or a derivative.
The accompanying notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2023
(13)If all the remaining milestones are met and the time-based payments are completed, the Company would receive approximately $4.0 million. Of this amount, approximately $1.3 million is due to be paid to the Company on April 1, 2024. There can be no assurance as to how much of the remaining approximately $2.7 million in potential milestone-based payments will ultimately be realized or when they will be realized, if at all.
The accompanying notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. THE COMPANY

180 Degree Capital Corp. (including its wholly owned subsidiaries, the "Company," "us," "our" and "we"), withdrew its election to be treated as a business development company on March 30, 2017, and subsequently returned to its prior status as a registered non-diversified closed-end management investment company ("Closed-End Fund" or "CEF") under the Investment Company Act of 1940 (the "1940 Act"). We operate as an internally managed investment company whereby our officers and employees, under the general supervision of our Board of Directors, conduct our operations. As of May 22, 2020, we are also registered with the Securities and Exchange Commission as a Registered Investment Adviser under the Investment Advisers Act of 1940 (the "Advisers Act").

180 Degree Private Holdings, LLC ("180PH"), is a wholly owned limited liability company that was created in October 2020 to hold certain of the Company's securities of privately held companies. 180PH was consolidated for financial reporting purposes and is a disregarded entity for tax purposes under the Internal Revenue Code ("Code").

180 Degree Capital BD, LLC ("180BD") was a 100 percent owned subsidiary of the Company that was sold to an unrelated buyer and the transaction closed in February 2023. 180BD was registered by the Company as a broker-dealer with the Financial Industry Regulatory Authority ("FINRA") that was formed to provide services to the Company related to fundraising for co-investment funds and not for investment returns. Historically, the Company consolidated 180BD for financial reporting purposes.

The Company is the Managing Member of 180 Degree Capital Management, LLC ("180CM"), a limited liability company formed to facilitate the opportunity for interested investors to co-invest alongside the Company in individual publicly traded portfolio companies. As of December 31, 2023, the Company has no capital under management in 180CM.

The Company was the General Partner of 180 Phoenix Fund, L.P., ("180 Phoenix") a limited partnership formed to facilitate the opportunity to manage capital for investors in a traditional limited partnership structure. The Company did not raise capital into 180 Phoenix. Based on conversations with potential investors that indicated more interest in management of separate accounts rather than a limited partnership structure, in December 2023, the Company elected to file a certificate of cancellation to terminate the existence of the entity.

As of December 31, 2023, the Company manages approximately $10.6 million in net assets in two separately managed accounts ("SMA").

The Company may, in certain cases, receive management fees and carried interest on profits generated on invested capital from any capital under management if and when capital is raised and if and when profits are realized, respectively. The Company does not consolidate the operations of any capital managed in separate series of 180CM, or in the separately managed accounts.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed in the preparation of the consolidated financial statements:

Principles of Consolidation. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the US ("GAAP") and Articles 6 and 12 of Regulation S-X of the Securities Exchange Commission ("SEC") and include the accounts of the Company and its wholly owned subsidiaries. The Company is an investment company following accounting and reporting guidance in Accounting Standards Codification 946. In accordance with GAAP and Regulation S-X under 17 C.F.R. Part 210, the Company may only consolidate its interests in investment company subsidiaries and controlled operating companies whose business consists of providing services to the Company. Prior to February 2023, our wholly owned subsidiary, 180BD, was a controlled operating company that provided services to us and was, therefore, consolidated. 180PH is a controlled operating company that provide services to us and is, therefore, consolidated. All significant intercompany accounts and transactions were eliminated in the consolidated financial statements.

Accounting Standards Codification (ASC) Topic 810, "Consolidation”, provides guidance on the consolidation of financial statements when a company has control over another entity. ASC 810-10-40 addresses the accounting for the deconsolidation of a subsidiary and outlines the criteria for determining when to deconsolidate a subsidiary. The Company derecognized 180BD as the Company ceased to have a controlling financial interest of 180BD as of February 2023, following the sale of its equity of 180BD to an unrelated third party. The Company recognized $100,000 in net realized gain on the deconsolidation.

Use of Estimates. The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and contingent assets and liabilities and the reported amounts of revenues and expenses. Actual results could differ from these estimates, and the differences could be material. The most significant estimates relate to the fair valuations of our investments.

Portfolio Investment Valuations. Investments are stated at "value" as defined in the 1940 Act and in the applicable regulations of the SEC and in accordance with GAAP. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) the fair value as determined in good faith by, or under the direction of, the Board of Directors for all other assets. The Valuation Committee, comprised of all of the independent Board members, is responsible for determining the valuation of the Company’s assets within the guidelines established by the Board of Directors, pursuant with SEC Rule 2a-5. The Valuation Committee receives information and recommendations from management. The Company may from time to time use an independent valuation firm to review select portfolio company valuations on an as needed basis. The independent valuation firm, when engaged by the Company, does not provide independent valuations. The fair values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized when that investment is sold, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated or become readily marketable. The Valuation Committee values the Company's investment assets as of the end of each calendar quarter and as of any other time requested by the Board of Directors.

Accounting Standards Codification Topic 820, "Fair Value Measurements," ("ASC 820") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). It applies fair value terminology to all valuations whereas the 1940 Act applies market value terminology to readily marketable assets and fair value terminology to other assets.

The main approaches to measuring fair value utilized are the market approach, the income approach and the hybrid approach.

•Market Approach (M): The market approach focuses on inputs and not techniques. The market approach may use quantitative inputs such as prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities and the values of market multiples derived from a set of comparable companies. The market approach may also use qualitative inputs such as progress toward milestones, the long-term potential of the business, current and future financing requirements and the rights and preferences of certain securities versus those of other securities. The selection of the relevant inputs used to derive value under the market approach requires judgment considering factors specific to the significance and relevance of each input to deriving value.
•Income Approach (I): The income approach focuses on techniques and not inputs. The income approach uses valuation techniques to convert future amounts (for example, revenue, cash flows or earnings) to a single present value amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Those valuation techniques include present value techniques; option-pricing models, such as the Black-Scholes-Merton formula (a closed-form model) and a binomial model (a lattice model), which incorporate present value techniques; and the multi-period excess earnings method, which is used to measure the fair value of certain assets.
•Hybrid Approach (H): The hybrid approach uses elements of both the market approach and the income approach. The hybrid approach calculates values using the market and income approach, individually. The resulting values are then distributed among the share classes based on probability of exit outcomes.

ASC Topic 820 classifies the inputs used to measure fair value by these approaches into the following hierarchy:

•Level 1 (L1): Unadjusted quoted prices in active markets for identical assets or liabilities;

•Level 2 (L2): Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices in active markets for similar assets or liabilities, or quoted prices for identical or similar assets or liabilities in markets that are not active, or inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•Level 3 (L3): Inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect our own assumptions that market participants would use to price the asset or liability based upon the best available information.

Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement and are not necessarily an indication of risks associated with the investment.

As of December 31, 2023, our financial statements include investments fair valued by the Board of Directors of $2,321,571. The fair values were determined in good faith by, or under the direction of, the Board of Directors. The fair value amount includes the values of our investments in legacy privately held companies and rights to future milestone payments, as well as our warrants of Potbelly Corporation and Magnolia Neurosciences Corporation, and our stock options for common stock of Synchronoss Technologies, Inc.

Cash. Cash includes demand deposits. Cash is carried at cost, which approximates fair value.

Unaffiliated Rights to Payments. At December 31, 2023, the outstanding potential milestone and time-based payments from the acquisition of TARA Biosystems, Inc., by Valo Health, LLC were valued at $1,356,391. The milestone payments are valued using the probability-adjusted, present value of proceeds from future payments that would be due upon successful completion of certain regulatory milestones. There can be no assurance as to how much of the amounts related to milestone payments that we will ultimately realize or when they will be realized, if at all. The time-based payments are valued using a discount for time-value of money that includes estimated default risk of the acquirer.

Prepaid Expenses. We include prepaid insurance premiums in "Prepaid expenses." Prepaid insurance premiums are recognized over the term of the insurance contract and are included in "Insurance" in the Company's Consolidated Statement of Operations.

Property and Equipment. Property and equipment are included in "Other assets" and are carried at $9,799 at December 31, 2023, representing cost of $229,818, less accumulated depreciation of $220,019. Depreciation is provided using the straight-line method over the estimated useful lives of the property and equipment. We estimate the useful lives to be five to ten years for furniture and fixtures, and three years for computer equipment.

Post-Retirement Plan Liabilities. Until it was terminated on April 27, 2017, the Company provided a Retiree Medical Benefit Plan for employees who met certain eligibility requirements. Until it was terminated on May 5, 2011, the Company also provided an Executive Mandatory Retirement Benefit Plan for certain individuals employed by us in a bona fide executive or high policy-making position. The net periodic post-retirement benefit cost includes service cost and interest cost on the accumulated post-retirement benefit obligation. Unrecognized actuarial gains and losses are recognized as net periodic benefit cost, pursuant to the Company's historical accounting policy in "Salaries, bonus and benefits" in the Company's Consolidated Statement of Operations. The impact of plan amendments was amortized over the employee's average service period as a reduction of net periodic benefit cost. Unamortized prior service cost was fully amortized during 2017 as a result of the termination of the Retiree Medical Benefit Plan.

Interest Income Recognition. Interest income, including amortization of premium and accretion of discount, is recorded on an accrual basis. When accrued interest is determined not to be recoverable, the Company ceases accruing interest and writes off any previously accrued interest. Write-offs are netted in interest income. Securities are deemed to be non-income producing if investments have not paid dividends or interest within the last 12 months or are on non-accrual status for at least 12 consecutive months. When the fair value of a security that includes PIK interest is less than the accrued interest, the Company may place the security on non-accrued status.

Board Fees From Portfolio Companies. The Company recognizes revenues from fee income from board fees as those services are provided.

Management Fees and Performance Fees/Carried Interest from Managed Funds. As a Registered Investment Adviser under the Advisers Act, the Company may be entitled to receive management fees and performance fees from clients including separately managed accounts (SMAs) and special purpose vehicles (SPVs). When applicable, the Company accrues management fees on SPVs that are to be paid upon liquidation of the entity regardless of performance. Performance fees or carried interest, if any, is paid annually by SMAs based on a fixed percentage of the increase in net assets during the year. Performance fees on SPVs, if any, are generally paid based on the amount of increase in net assets at the time of any distribution of capital above the amount of initial invested capital plus accrued expenses. The timing and payment terms of management fees and performance fees for future client accounts may be different than those of our current SMAs.

The Company does not include accruals for carried interest in the consolidated financial statements until such carried interest is received and/or the Company concludes that it is probable that a reversal of any accrual will not occur. The Company did not earn or accrue any carried interest in the year ended December 31, 2023.

Other Income. The Company may purchase restricted securities issued by publicly traded companies that include provisions that provide for payment of partial liquidated damages in the event the issuer does not meet obligations specified in the purchase agreement or other ancillary documents associated with the transaction. These obligations most commonly are associated with the filing of registration statements and/or being up to date with the filing of the issuer's financial statements with the SEC.

Put and Call Options. The Company may purchase options on publicly traded securities as an investment and/or with the intention of limiting its downside risk. When the Company purchases an option, an amount equal to the premium paid is recorded in the Consolidated Statement of Assets and Liabilities as an investment. The Company may also purchase an option at one price and write/sell an option at another price in a simultaneous transaction referred to as a spread. The amount of these assets is subsequently marked-to-market to reflect the current value of the options. In the event that the options are exercised, the Company would be required to deliver those shares to the counterparty. When the options expire unexercised, the Company realizes a loss on the premium paid, or the difference between the premium paid and the premium received, as applicable.

Rent Expense. The Company currently leases and runs daily operations in approximately 1,250 square feet of office space in Montclair, New Jersey. Prior to November 17, 2021, the Company leased this space on a month-to-month basis at a base rent of approximately $26 per square foot per year. On November 17, 2021, the Company entered into a three-year lease extension that set the average base rent beginning January 1, 2022, at approximately $30 per square foot over the term of the extension. Either the Company or the landlord may terminate the lease at any time with two months' written notice to either party. As of December 31, 2023, the present value of the future lease payments (lease liability) is recorded as an asset and a liability in the Company's Consolidated Statement of Assets and Liabilities. The amount is calculated using weighted average discount rate of 1.32 percent and weighted based on the terms of the the lease agreement. As of December 31, 2023, the remaining commitment on the lease is less than $40,000.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments. Realized gain or loss is recognized when an investment is disposed of and is computed as the difference between the Company's cost basis in the investment at the disposition date and the net proceeds received from such disposition. Realized gain or loss on investment transactions are determined by specific identification. Unrealized appreciation or depreciation is computed as the difference between the fair value of the investment and the cost basis of such investment.

Income Taxes. As discussed in Note 9. Income Taxes, the Company did not qualify as a regulated investment company ("RIC") under Subchapter M of the Code in 2023, and will therefore be taxed as a C-Corporation in 2023. The Company did not accrue for any income taxes as of December 31, 2023 as it did not generate ordinary income. The Company has capital loss carryforwards that can be used to offset net realized capital gains. The Company also has operating loss carryforwards that can be used to offset operating income and net realized capital gains in years when it fails to qualify as a RIC. The Company recognizes interest and penalties in income tax expense. See Note 9. Income Taxes for further discussion.

Foreign Currency Translation. The accounting records of the Company are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. If Company has assets denominated in foreign currencies, it does not isolate the portion of the results of operations that arises from changes in foreign currency rates on investments held on its Consolidated Statement of Operations.

Securities Transactions. Securities transactions are accounted for on the date the transaction for the purchase or sale of the securities is entered into by the Company (i.e., trade date). Securities transactions outside conventional channels, such as private transactions, are recorded as of the date the Company obtains the right to demand the securities purchased or to collect the proceeds from a sale and incurs the obligation to pay for the securities purchased or to deliver the securities sold.

Concentration of Credit Risk. The Company places its cash with financial institutions and, at times, cash held in depository accounts may exceed the Federal Deposit Insurance Corporation's insured limit and is subject to the credit risk of such institutions to the extent it exceeds such limit.

Recent Accounting Pronouncements and Adoptions. On December 14, 2023, the Financial Accounting Standards Board ("FASB") issued ASU 2023-09, "Income Taxes (Topic 740): Improvements to Income Tax Disclosures". This ASU requires additional disaggregation of the reconciliation between the statutory and effective tax rate for an entity and of income taxes paid, both of which are disclosures required by current GAAP. The amendments improve the transparency of income tax disclosures by requiring (1) consistent categories and greater disaggregation of information in the rate reconciliation and (2) income taxes paid disaggregated by jurisdiction. The guidance is effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2024, and early adoption is permitted. This ASU is not expected to have a material impact on the Company's consolidated financial statements as the Company does not have tax liabilities in foreign jurisdictions.

On October 9, 2023, the FASB issued ASU 2023-06, "Disclosure Improvements: Codification Amendments in Response to the SEC's Disclosure Update and Simplification Initiative." This ASU amends the disclosure or presentation requirements related to various subtopics in the FASB Accounting Standards Codification (the “Codification”). This ASU was issued in response to the SEC’s August 2018 Final Rule 2 that updated and simplified disclosure requirements that the SEC believed were “redundant, duplicative, overlapping, outdated, or superseded.” The effective date for each amendment will be the date on which the SEC’s removal of that related disclosure requirement from Regulation S-X or Regulation S-K becomes effective, with early adoption prohibited. The new guidance is intended to align GAAP requirements with those of the SEC and to facilitate the application of GAAP for all entities. This ASU is not expected to have a material impact on the Company's consolidated financial statements.

NOTE 3. BUSINESS RISKS AND UNCERTAINTIES

Our business activities contain elements of risk. We consider the principal types of market risk to be valuation risk, diversification risk, interest rate risk and foreign currency risk. Although we are risk-seeking rather than risk-averse in our investments, we consider the management of risk to be essential to our business.

Investment Objective

Our investment objective is to generate capital appreciation and current income from investments and investment-related activities such as managed funds and accounts.

Investment Strategy

Our investment strategy on future new investments is focused on generating capital appreciation and current income from investments in what we believe are deeply undervalued, small publicly traded companies where we believe we can positively impact the business and valuation through constructive activism. Historically, our investment strategy was to achieve long-term capital appreciation investing in venture capital investments. While we continue to provide such resources to our existing legacy portfolio companies, we no longer make venture capital investments. We classify our legacy portfolio companies as Legacy Privately Held Equity and Equity-Related Securities.

We believe we combine new perspectives with the historical knowledge and experience of managing the current portfolio. Our investment approach is comprised of a patient examination of available opportunities through due diligence and close involvement with management of our portfolio companies. We invest our capital directly into portfolio companies or through purchases of securities of publicly traded companies directly and through open-market purchases. We may seek to invest our capital alongside capital from other investors through that we control.

We have discretion in the investment of our capital to achieve our objectives by investing in various types of assets, and we do not currently limit our investments to any security type. Our investments may include, among other asset types: equity, equity-related securities (including warrants and options) and debt with equity features from either private or public issuers; debt obligations of all types having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity; foreign securities; and miscellaneous investments.

Investment Policies

Fundamental policies may not be changed without the approval of the holders of a majority of our voting securities, as defined in the 1940 Act. As a matter of fundamental policy, the Company will not:

(1) Issue senior securities, borrow money from banks, brokers or other lenders, or engage in transactions involving the issuance by us of "senior securities" representing indebtedness, except to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereof.

(2) Underwrite securities of other issuers, except insofar as we may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the disposition of our portfolio securities. We may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act or the rules, regulations or interpretations thereof.

(3) Invest more than 25% of our total assets in the securities of companies or entities engaged in any one industry, or group of industries. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

(4) Purchase or sell real estate or interests in real estate (except that we may (a) purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments, or in connection with foreclosure on collateral, or (b) own the securities of companies that are in the business of buying, selling or developing real estate).

(5) Purchase or sell commodities or commodity contracts, but we may purchase and sell foreign currency and enter into foreign currency forward contracts, and may engage in other transactions in financial instruments, in each case to the extent permitted under the Company's investment policies as in effect from time to time.

(6) Make loans of money or securities to other persons, except through purchasing fixed-income securities or other debt instruments, lending portfolio securities or entering into repurchase agreements in a manner consistent with our investment policies. With respect to these investment restrictions, if a percentage restriction is adhered to at the time of entering into the investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of our total assets, unless otherwise stated or required by law, will not constitute a violation of the restriction or policy.

Valuation Risk

We historically invested in privately held companies, the securities of which are inherently illiquid. We are currently focused on investing in what we believe are deeply undervalued microcapitalization publicly traded companies. Our publicly traded and public company-related securities account for approximately 96 percent of the value of our portfolio of investments. Although these companies are publicly traded, their stock may not trade at high volumes and/or we may own a significant portion of a company's outstanding stock, which may restrict our ability to sell our positions in an orderly fashion and prices at which sales can be made may be volatile and materially different than the closing prices of such positions at each financial statement date. We may also be subject to restrictions on transfer and/or other lock-up provisions after these companies complete public offerings and/or if we invest in unregistered securities of public companies. Many of our legacy privately held and publicly traded companies tend to not have attained profitability, and many of these companies also lack management depth and have limited or no history of operations. Because of the speculative nature of our investments and the lack of a liquid market for and restrictions on transfers of privately held investments, there is greater risk of loss relative to traditional marketable investment securities.

Approximately 5 percent of our portfolio was fair valued and comprised of securities of legacy privately held companies and rights to potential future milestone payments, as well as our warrants of Potbelly Corporation and options of Synchronoss Technologies, Inc. (Level 3 investments) which are securities of publicly traded companies. Because there is typically no public or readily ascertainable market for our securities of our legacy privately held companies, the valuation of the securities in that portion of our portfolio is determined in good faith by our Valuation Committee, which is comprised of all of the independent members of our Board of Directors. The values are determined in accordance with our Valuation Procedures and are subject to significant estimates and judgments. The fair value of the securities in our portfolio may differ significantly from the values that would be placed on these securities if a ready market for the securities existed. Additionally, inputs may become available after a financial statement date that could result in a material change in value at a future financial statement date from the value reported in the current financial statements. Any changes in valuation are recorded in the Company's Consolidated Statement of Operations as "Change in unrealized appreciation (depreciation) on investments." Changes in valuation of any of our investments in privately held companies from one period to another may be significant.

Diversification Risk

While we are subject to certain diversification requirements regarding the concentration of investments in any one industry or group of industries at the time of each investment, we do not choose investments based on a strategy of diversification. We also do not rebalance the portfolio should one of our portfolio companies increase in value substantially relative to the rest of the portfolio.  Therefore, the value of our portfolio may be more vulnerable to microeconomic events affecting a single sector, industry or portfolio company and to general macroeconomic events that may be unrelated to our portfolio companies. These factors may subject the value of our portfolio to greater volatility than a company that follows a diversification strategy. As of December 31, 2023, our largest 10 investments by value accounted for approximately 87 percent of the value of our investment portfolio. Our largest three investments, by value, Potbelly Corporation, comScore, Inc., and Synchronoss Technologies, Inc., accounted for approximately 27 percent, 11 percent and 10 percent, respectively, of our investment portfolio at December 31, 2023. Potbelly Corporation, comScore, Inc. and Synchronoss Technologies, Inc. are publicly traded companies.

Interest Rate Risk

Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. We may invest in both short- and long-term U.S. government and agency securities. To the extent that we invest in short- and long-term U.S. government and agency securities, changes in interest rates result in changes in the value of these obligations that result in an increase or decrease of our net asset value. The level of interest rate risk exposure at any given point in time depends on the market environment, the expectations of future price and market movements, and the quantity and duration of long-term U.S. government and agency securities held by the Company, and it will vary from period to period.

In addition, market interest rates for high-yield corporate debt may be an input in determining value of our investments in debt securities of privately held and publicly traded companies. Significant changes in these market rates could affect the value of our debt securities as of the valuation date of measurement of value. While we do not currently have any investments in debt securities with floating interest rates, investment income in such securities should we acquire them in the future could be adversely affected by changes in interest rates.

Foreign Currency Risk

Our investments are not subject to foreign currency risk as they are all denominated in U.S. dollars. We have one investment in a company based in Canada, D-Wave Quantum, Inc., however the price per share and terms of those shares are denominated in U.S. dollars.

NOTE 4. FAIR VALUE OF INVESTMENTS

At December 31, 2023, our financial assets valued at fair value were categorized as follows in the fair value hierarchy:

	Fair Value Measurement at Reporting Date Using:
Description	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	December 31, 2023
Legacy Privately Held Equity and Equity-Related Securities:
Preferred Stock	$0	$0	$319,975	$319,975
Common Stock	0	0	15,091	15,091
Warrants	0	0	0	0
LLC Interests	0	0	150,000	150,000

Publicly Traded Equity and Equity-Related Securities:
Common Stock	$48,200,221	$0	$0	$48,200,221
Money Market Mutual Fund - Institutional Class Shares	96,445	0	0	96,445
Warrants/Stock Options	0	0	480,114	480,114
Total Investments:	$48,296,666	$0	$965,180	$49,261,846

Other Financial Instruments:
Rights to Milestone Payments	$0	$0	$1,356,391	$1,356,391
Total Financial Assets:	$48,296,666	$0	$2,321,571	$50,618,237

Significant Unobservable Inputs

The table below presents the valuation technique and quantitative information about the significant unobservable inputs utilized by the Company in the fair value measurements of Level 3 assets. Unobservable inputs are those inputs for which little or no market data exists and, therefore, require an entity to develop its own assumptions.

	Value as of December 31, 2023	Valuation Approach(es)	Unobservable Input(s)	Range(s) (Weighted Average(a))

			Price Per Share	$0.14 - $0.30 ($0.24)
			Public Comparable Adjustment (Including Non-Performance Risk)	-100.0% - -88.1% (-88.1%)
			Volatility	111.3% (111.3%)
Preferred Stock	$319,975	Income Approach	Time to Exit / Cash Flows (Years)	5.0 (5.0)
Common Stock	15,091	Market Approach	Price Per Share	$0.01 ($0.01)
			Price Per Share	$0.00 ($0.00)
			Volatility	48.4% - 78.3% (49.2%)
Warrants/Stock Options	480,114	Income Approach	Time to Exit (Years)	2.1 - 6.9 (2.2)
LLC Interests	150,000	Market Approach	Price Per Profit Interest Percent	$120,000 ($120,000)
			Probability of Achieving Independent Milestones	5.0% - 100.0% (99.2%)
			Probability of Achieving Dependent Milestones	2.4% - 3.7% (3.1%)
Rights to Milestone Payments	1,356,391	Income Approach	Time to Cash Flows (Years)	0.3 - 4.5 (0.4)
Total	$2,321,571

(a) Weighted average based on fair value at December 31, 2023.

Valuation Methodologies and Inputs for Level 3 Assets

The following sections describe the valuation techniques and significant unobservable inputs used to measure Level 3 assets.

Preferred Stock, LLC Interests, and Common Stock

Preferred stock, LLC interests, and common stock are valued by either a market, income or hybrid approach using internal models with inputs, most of which are not market observable. Common inputs for valuing Level 3 investments include prices from recently executed private transactions in a company’s securities or unconditional firm offers, revenue multiples of comparable publicly traded companies, merger and acquisition ("M&A") transactions consummated by comparable companies, discounts for lack of marketability, rights and preferences of the class of securities we own as compared with other classes of securities the portfolio company has issued, particularly related to potential liquidity scenarios of an initial public offering ("IPO") or an acquisition transaction, estimated time to exit, volatilities of comparable publicly traded companies and management’s best estimate of risk attributable to non-performance risk. Certain securities are valued using the present value of future cash flows.

We may also consider changes in market values for sets of comparable companies when recent private transaction information is not available and/or in consideration of non-performance risk. We define non-performance risk as the risk that the price per share (or implied valuation of a portfolio company) or the effective yield of a debt security of a portfolio company, as applicable, does not appropriately represent the risk that a portfolio company with negative cash flow will be: (a) unable to raise capital, will need to be shut down and will not return our invested capital; or (b) able to raise capital, but at a valuation significantly lower than the implied post-money valuation of the last round of financing.  We assess non-performance risk for each private portfolio company quarterly. Our assessment of non-performance risk typically includes an evaluation of the financial condition and operating results of the company, the company's progress towards milestones, and the long-term potential of the business and technology of the company and how this potential may or may not affect the value of the shares owned by us. An increase to the non-performance risk or a decrease in the private offering price of a future round of financing from that of the most recent round would result in a lower fair value measurement and/or a change in the distribution of value among the classes of securities we own.

Option pricing models place a high weighting on liquidation preferences, which means that small differences in how the preferences are structured can have a material effect on the fair value of our securities at the time of valuation and also on future valuations should additional rounds of financing occur with senior preferences. As such, valuations calculated by option pricing models may not increase if 1) rounds of financing occur at higher prices per share, 2) liquidation preferences include multiples on investment, 3) the amount of invested capital is small and/or 4) liquidation preferences are senior to prior rounds of financing. Additionally, an increase in the volatility assumption generally increases the enterprise value calculated in an option pricing model. An increase in the time to exit assumption also generally increases the enterprise value calculated in an option pricing model. Variations in the expected time to exit or expected volatility assumptions have a significant impact on fair value.

Warrants and Stock Options

We use the Black-Scholes-Merton option-pricing model to determine the fair value of warrants and stock options held in our portfolio unless there is a publicly traded active market for such securities or another indication of value such as a sale of the portfolio company or an expectation that we may exercise the security prior to expiration. Option pricing models, including the Black-Scholes-Merton model, require the use of subjective input assumptions, including expected volatility, expected life, expected dividend rate, and expected risk-free rate of return. In the Black-Scholes-Merton model, variations in the expected volatility or expected term assumptions have a significant impact on fair value.

An input to the Black-Scholes-Merton option-pricing model is the value per share of the type of stock for which the warrant is exercisable as of the date of valuation. This input is derived according to the methodologies discussed in "Preferred Stock, Preferred Units, LLC Interests, Common Stock and Common Units."

Rights to Milestone Payments

Rights to milestone payments are valued using a probability-weighted discounted cash flow model. We are entitled to potential future payments from the acquisition of TARA Biosystems, Inc. by Valo Health, LLC. We assign probabilities to the achievements of the various milestones. Milestones identified as independent milestones can be achieved irrespective of the achievement of other contractual milestones. Dependent milestones are those that can only be achieved after another, or series of other, milestones are achieved. The interest rates used in these models are observable inputs from sources such as the published interest rates for corporate bonds of the acquiring or comparable companies.

Changes in Valuation Approaches

There were no changes in valuation approaches during the year ended December 31, 2023.

The following chart shows the components of change in the financial assets categorized as Level 3 for the year ended December 31, 2023:

	Beginning Balance 1/1/2023	Total Realized Gains (Loss) Included in Changes in Net Assets		Transfers	Total Unrealized (Depreciation) Appreciation Included in Changes in Net Assets	Investments in Portfolio Companies	Disposals and Settlements	Ending Balance 12/31/2023	Amount of Total Appreciation (Depreciation) for the Year included in Changes in Net Assets Attributable to the Change in Unrealized Gains or Losses Relating to Assets Still Held at the Reporting Date

Preferred Stock/Units	$6,435,925	$(8,252,168)	1	$0	$2,173,393	$0	$(37,175)	$319,975	$76,688

Common Stock/Membership Units	2,722,986	(2,923,003)	1	0	215,108	0	0	15,091	(1,323)

Warrants/Stock Options	215,631	(785)	1	0	265,268	0	0	480,114	264,483

LLC Interests	218,534	0		0	(68,534)	0	0	150,000	(68,534)

Rights to Milestone Payments	2,842,814	(548,998)	1	0	684,316	0	(1,621,741)	1,356,391	135,318

Total	$12,435,890	$(11,724,954)		$0	$3,269,551	$0	$(1,658,916)	$2,321,571	$406,632

1 Represents gross realized losses.

NOTE 5. INDUSTRY DIVERSIFICATION

The following table shows the percentage of our net assets invested by industry as of December 31, 2023.

Industry	Value as of December 31, 2023	% of Net Assets	Value as of December 31, 2023	% of Net Assets
Advertising			$5,481,909	10.9%
Unaffiliated Portfolio Companies	$0	0.0%
Non-Controlled Affiliated Portfolio Companies	5,481,909	10.9%
Application Software			5,147,361	10.2%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	5,147,361	10.2%
Asset Management & Custody Banks			150,000	0.3%
Unaffiliated Portfolio Companies	150,000	0.3%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Communications Equipment			3,235,001	6.4%
Unaffiliated Portfolio Companies	3,235,001	6.4%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Construction Machinery & Heavy Trucks			2,260,150	4.5%
Unaffiliated Portfolio Companies	2,260,150	4.5%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Electronic Manufacturing Services
Unaffiliated Portfolio Companies	1,368,000	2.7%	1,368,000	2.7%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Health Care Equipment			201,439	0.4%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	201,439	0.4%
Health Care Technology			0	0.0%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Interactive Media & Services			2,359,037	4.7%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	2,359,037	4.7%
Internet Services & Infrastructure			826,415	1.6%
Unaffiliated Portfolio Companies	826,415	1.6%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Packaged Foods & Meats			2,690,189	5.4%
Unaffiliated Portfolio Companies	2,690,189	5.4%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Pharmaceuticals			1,490,018	3.0%
Unaffiliated Portfolio Companies	1,490,018	3.0%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Restaurants			14,386,531	28.6%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	14,386,531	28.6%
Specialty Chemicals			2,146,500	4.3%
Unaffiliated Portfolio Companies	2,146,500	4.3%
Non-Controlled Affiliated Portfolio Companies	0	0.0%

Industry	Value as of December 31, 2023	% of Net Assets	Value as of December 31, 2023	% of Net Assets
Steel			$2,919,433	5.8%
Unaffiliated Portfolio Companies	$2,919,433	5.8%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Technology Hardware, Storage & Peripherals			5,859,809	11.7%
Unaffiliated Portfolio Companies	5,859,809	11.7%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Total	$50,521,792		$50,521,792

NOTE 6. DERIVATIVES

During the year ended December 31, 2023, the Company did not purchase or sell any derivative securities. The Company abandoned warrants for the purchase of common stock of OpGen, Inc. and was assigned all economic benefit for options for the purchase of Common Stock of Synchronoss Technologies, Inc., that were issued to Kevin M. Rendino, Chairman, Chief Executive Officer and Portfolio Manager of the Company of the Company for his service on the Board of Directors of Synchronoss Technologies.

The following table presents the effect of derivatives held during the year ended December 31, 2023, along with the respective location in the consolidated financial statements.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES:

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Warrants for the purchase of Common Stock of Potbelly Corporation expiring 2/12/26 (acquired 2/10/21)	Investments	$467,485	--	--

Warrants for the purchase of Common Stock of Magnolia Neurosciences Corporation expiring 8/3/28 (acquired 8/26/21)	Investments	0	--	--

Stock Options for the purchase of Common Stock of Synchronoss Technologies, Inc. expiring 12/4/30 (acquired 12/4/23)	Investments	12,629	--	--

CONSOLIDATED STATEMENT OF OPERATIONS:

Derivatives	Location	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Warrants for the purchase of Common Stock of Potbelly Corporation expiring 2/12/26	Net Realized Gain (Loss) and Unrealized Appreciation (Depreciation) on Investments	$0	$251,854

Warrants for the purchase of Common Stock of Magnolia Neurosciences Corporation expiring 8/3/28	Net Realized Gain (Loss) and Unrealized Appreciation (Depreciation) on Investments	0	0

Warrants for the purchase of Common Stock of OpGen, Inc. expiring 2/17/25 (abandoned 12/21/23)	Net Realized Gain (Loss) and Unrealized Appreciation (Depreciation) on Investments	(785)	785

Stock Options for the purchase of Common Stock of Synchronoss Technologies, Inc. expiring 12/4/30	Net Realized Gain (Loss) and Unrealized Appreciation (Depreciation) on Investments	0	12,629

NOTE 7. OFFICERS' AND BOARD OF DIRECTORS' COMPENSATION

The aggregate compensation (salaries, 401(k) employer match, medical and dental benefits) paid by the Company during the year ended December 31, 2023, to its officers amounted to approximately $1.4 million. As of December 31, 2023, there is no accrual for deferred bonuses for time-elapsed portion as in prior years.

The aggregate compensation paid by the Company to the independent members of its Board of Directors during the year ended December 31, 2023 was $253,104.

Certain officers and directors currently and may in the future serve as members of the board of directors of our portfolio companies, including our controlled portfolio companies. These officers and directors do not receive any compensation for serving in such roles directly from the portfolio companies. Any such cash compensation paid by portfolio companies to members of their respective boards of directors is paid directly to the Company. In the case of securities-based compensation (restricted stock or stock options), the officer or director due such compensation assigns all beneficial interest, including but not limited to economic benefit and voting control, to such securities over to the Company.

NOTE 8. EMPLOYEE BENEFITS

401(k) Plan

We adopted a 401(k) Plan covering substantially all of our employees. Matching contributions to the plan are at the discretion of the Compensation Committee. For the year ended December 31, 2023, the Compensation Committee approved a 100 percent match, which amounted to $127,500.

Medical Benefit Retirement Plan

We historically administered a plan to provide medical and dental insurance for retirees and their spouses who, at the time of their retirement, attained certain years of service with us and a certain age (the "Medical Benefit Retirement Plan"). On April 27, 2017, the Board of Directors terminated the plan. The termination does not affect benefits accrued by former employees who are grandfathered under the former terms of the plan, and the termination of the plan does not affect benefits accrued by certain former employees who were grandfathered under the amended terms of the plan. The Medical Benefit Retirement Plan was terminated for all other employees. At December 31, 2023, we had $494,944 accrued for accumulated post-retirement benefit obligation for certain of these former employees, which is included in "Post-retirement plan liabilities" on the Company's Consolidated Statement of Assets and Liabilities.

Executive Mandatory Retirement Benefit Plan
On May 5, 2011, the Board of Directors terminated the Amended and Restated Executive Mandatory Retirement Benefit Plan. Our former President accrued benefits under this plan prior to his retirement, and the termination of this plan has no impact on his accrued benefits. At December 31, 2023, we had $132,342 accrued for benefits for this former employee under the plan, which is included in "Post-retirement plan liabilities" on the Company's Consolidated Statement of Assets and Liabilities.

The plan is unfunded and has no assets. The following disclosures about changes in the benefit obligation under the plan to provide medical and dental insurance for retirees are as of the measurement date of December 31, 2023:

2023
Accumulated post-retirement benefit obligation - December 31, 2022	$507,563
Interest cost	23,782
Actuarial loss	8,225
Benefits paid	(44,626)
Accumulated post-retirement benefit obligation - December 31, 2023	$494,944

In accounting for the plan, the assumption made for the discount rate was 4.70 percent for the year ended December 31, 2023. The discount rate was calculated using the December 31, 2023 FTSE Pension Liability Index. The assumed health care cost trend rates is assumed to be 7 percent in 2023 grading down to 5.60 percent uniformly over 3 years and then following the Getzen model thereafter for medical and 5 percent per year for dental.

The following is the net periodic post-retirement benefit cost for the year ended December 31, 2023:

2023
Interest cost on accumulated post-retirement benefit obligation	$23,782
Amortization of net gain	(21,182)
Net periodic post-retirement benefit cost	$2,600

The Company estimates the following benefits to be paid in each of the following years:

2024	$47,755
2025	60,906
2026	57,479
2027	58,048
2028	32,710
2029 through 2033	153,490

For the year ended December 31, 2023, net unrecognized actuarial loss of $29,407 resulted primarily from the decrease in the discount rate, which represents $8,225 of actuarial loss arising during the year, and from a reclassification adjustment of $21,182 that decreased the net periodic benefit cost for the year.

NOTE 9. INCOME TAXES

The Company filed for the 1999 tax year to elect treatment as a RIC under Subchapter M of the Code and qualified for the same treatment for the years 2000 through 2015, as well as 2017 and 2019. The Company did not qualify as a RIC under Subchapter M of the Code in 2016, 2018, 2020, 2021, 2022 and 2023. The Company did not have net taxable income in any of 2016, 2018, 2020, 2021, 2022 or 2023, so the failure to qualify as a RIC did not result in a tax liability for the Company. Under the Code, if the Company fails to qualify as a RIC three years in a row, it would be subject to taxation as a C-Corporation on built-in gains should realization of those gains occur within five years of the date of the last annual failure even if the Company qualified as a RIC in a future year.

As of December 31, 2023, the Company did not qualify as a RIC, and will therefore be taxed as a C-Corporation in 2023, as a result of failing certain Diversification Tests. The failure to qualify as a RIC in 2023 is the fourth year in a row that such qualification was not attained. As of December 31, 2023, the Company did not have any built-in gains that would be subject to taxation as a C-Corporation should the Company qualify as a RIC in a future year. Additionally, should the Company qualify as a RIC in a future year, it would be required to distribute any accumulated and undistributed ordinary income and/or undistributed long-term capital gains. As of December 31, 2023, the Company did not have any undistributed ordinary income and/or undistributed long-term capital gains. As a C-Corporation, the Company is permitted to use historical operating loss carryforwards to offset income and gains for tax purposes. As of December 31, 2023, the Company had approximately $87.0 million in operating loss carryforwards that begin to expire in 2026.

The Company's status as a RIC is irrevocable, but qualification is measured both quarterly and annually. Given the Company's status as a RIC and that the ability or inability to use such operating loss carryforwards depends on qualification metrics measured in each taxable year separate from prior years, the Company does not include a deferred tax asset and valuation allowance on deferred tax asset on its Consolidated Statement of Assets and Liabilities.

Under certain circumstances, even if we qualified for Subchapter M treatment for a given year, we might act in a subsequent year to ensure that we would be taxed in that subsequent year as a C Corporation, rather than as a RIC. We will fail to qualify for RIC tax treatment for a taxable year if we do not satisfy the 90 percent Income Test, the Diversification Tests or Annual Distribution Requirement for such year. In the event we do not satisfy the 90 percent Income Test, Diversification Tests or the Annual Distribution Requirement for any taxable year, we will be subject to federal tax with respect to all our taxable income, whether or not distributed. In addition to the corporate tax that would be paid by the Company, all our distributions to shareholders in that situation generally will be taxable as ordinary dividends and generally subject to up to a 30 percent withholding tax if received by a non-U.S. shareholder, although such dividends may qualify for long-term capital gain treatment as "qualified dividends" for U.S. shareholders meeting certain holding period requirements. If the aggregate values of our non-qualifying assets remain below 50 percent of total assets and no non-qualifying asset represents more than 25 percent of the total assets, we will continue to pass the Diversification Tests. Rather than selling portfolio companies that are performing well in order to pass our RIC Diversification Tests, we may opt instead not to qualify as a RIC. We will choose to take such action only if we believe that the result of the action will benefit the Company and our shareholders.

For federal tax purposes, the Company’s 2020 through 2022 tax years remain open for examination by the tax authorities under the normal three-year statute of limitations. Generally, for New Jersey state tax purposes, the Company’s 2019 through 2022 tax years remain open for examination by the tax authorities under a four-year statute of limitations. The Company will file its 2023 federal and state taxes.
For the year ended December 31, 2023, the Company recorded a consolidated expense of $833 in federal, state and local income taxes.
The Company updated certain components of capital accounts on a tax-basis in 2023, to reflect a return of capital statement of position ("ROCSOP") adjustment. This ROCSOP adjustment includes the reclassification of $3,816,683 of accumulated net operating loss and $6,272,740 of accumulated net realized loss into additional paid in capital. This reclassification results primarily from certain non-deductible expenses and net operating loss. There is no impact to net asset value per share as a result of this ROCSOP adjustment. This adjustment may change in future years if the Company does not qualify as a RIC in a given tax year.
As of December 31, 2023, the Company's net unrealized depreciation of $29,663,378 was comprised of unrealized depreciation of $40,271,721 and unrealized appreciation is $10,608,343. The book cost of investments is $80,281,615. As of December 31, 2023, the Company's net tax unrealized depreciation of $28,702,992 was comprised of tax unrealized depreciation of $39,311,335 and tax unrealized appreciation is $10,608,343. The tax cost of investments is $79,321,229. As of December 31, 2023, the Company was in a loss position and therefore did not have any undistributed ordinary income and/or undistributed long-term capital gains.
As of December 31, 2023, we had post-enactment loss carryforwards under the provisions of the Regulated Investment Company Modernization Act of 2010 (the "Act") in aggregate of $19,789,848, long term. Capital losses for the year ended December 31, 2023, were $5,695,394. As of December 31, 2023, we had cumulative capital losses, which were derived during years when the Company failed as a RIC, totaling $6,767,387, which may be carried back 3 years or carried forward 5 years. Capital losses when the Company failed as a RIC of $1,919,139 was expired in 2023. As of December 31, 2023, we had cumulative capital losses, which were derived during years when the Company qualified as a RIC, totaling $13,022,461. Post-enactment losses have no expiration date in years where we qualify as a RIC.

On December 22, 2017, the Tax Cuts and Jobs Act of 2017 (the "2017 Act") was enacted, which among other changes, lowered the tax rates for corporations and how future loss carryforwards can be used against future gains. The change of the federal corporate tax rate from 35 percent to 21 percent in the 2017 Act may impact future decisions regarding the issuance of deemed dividends should the Company failed to qualify as a RIC under Subchapter M of the Code and be in a net taxable gain position on investments.

NOTE 10. COMMITMENTS AND CONTINGENCIES

Portfolio companies may seek additional capital in the future and any decision by the Company to not participate in the round of financing could result in outcomes that negatively impact the value of the Company's securities of those portfolio companies.

On November 17, 2021, the Company signed a lease extension through December 31, 2024. Upon an event of default, the lease provides that the landlord may terminate the lease and require us to pay all rent that would have been payable during the remainder of the lease or until the date the landlord re-enters the premises.

NOTE 11. PORTFOLIO PURCHASES AND SALES

During the year ended December 31, 2023:

Company	Purchases/Cost	Sales Proceeds/Distributions
Alta Equipment Group, Inc.	$1,454,352	$9,205,266
Arena Group Holdings, Inc.	970,266	0
Ascent Industries Co.	250,671	0
Brightcove, Inc.	1,513,410	27,420
Commercial Vehicle Group, Inc.	50,292	2,242,644
comScore, Inc.	2,597,286	10
D-Wave Quantum, Inc.	0	170,995
Intevac, Inc.	935,279	2,860,163
Lantronix, Inc.	918,737	1,082,399
Mama's Creations, Inc.	1,630,161	339,549
Potbelly Corporation	157,162	2,247,270
Quantum Corporation	267,201	197,173
Rayonier Advanced Materials, Inc.	3,715,858	536,401
RF Industries, Ltd.	507,912	0
Synchronoss Technologies, Inc.	1,386,099	49,000
VSE Corporation	1,786,884	2,082,314
Miscellaneous Common Stocks(1)	463,288	1,013,116
Total Publicly Traded Equity and Equity-Related Securities Purchases and Sales Proceeds	$18,604,858	$22,053,720

Rights to Milestone Payments from Acquisition of TARA Biosystems, Inc.	$0	$1,621,741
Magnolia Neurosciences Corporation	0	37,175
Total Legacy Privately Held Equity and Equity-Related Securities Cost and Distributions	$0	$1,658,916
Total Purchases/Cost and Sales Proceeds/Distributions	$18,604,858	$23,712,636

(1) Miscellaneous Common Stocks are unrestricted common stocks of publicly traded companies that the Company has not disclosed publicly.

NOTE 12. SHARE REPURCHASE PROGRAM

On February 24, 2023, our Board reauthorized the repurchase of up to $2.5 million of the Company's common stock within a six-month period from the date of notice to investors. On May 10, 2023, the Company noted in a press release it had repurchased 373,679 shares of its common stock at a price per share of $4.43 including brokerage commissions.

On May 11, 2023, our Board reauthorized the repurchase of up to $5 million of the Company's common stock. As of December 31, 2023, no additional repurchases under this reauthorization have occurred. On July 28, 2023, our Board reauthorized the repurchase of up to $5 million of the Company's common stock within a six-month period from the date of notice to investors, which was mailed on or about August 14, 2023. On February 16, 2024, our Board reauthorized the repurchase of up to $5 million of the Company's common stock within a six-month period from the date of notice to investors, which notice will be mailed on or about February 24, 2024.

NOTE 13. SUBSEQUENT EVENTS

Management of the Company has evaluated subsequent events through the date these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

NOTE 14. INVESTMENTS AND ADVANCES TO AFFILIATES - SCHEDULE 12-14

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Net Realized Gain (Loss)	Value as of December 31, 2022	Gross Additions (C)	Gross Reductions (D)	Net Change in Unrealized Appreciation (Depreciation)	Value as of December 31, 2023
CONTROLLED AFFILIATED EQUITY & EQUITY-RELATED SECURITIES(E):
Parabellum Acquisition Partners, LLC	Membership Units	$0	$(2,923,003)	$2,706,572	$0	$(2,706,572)	$216,431	$0
Total Controlled Affiliated Equity & Equity-Related Securities		$0	$(2,923,003)	$2,706,572	$0	$(2,706,572)	$216,431	$0
NON-CONTROLLED AFFILIATED LEGACY PRIVATELY HELD EQUITY & EQUITY-RELATED SECURITIES(F):
EchoPixel, Inc.	Series Seed Convertible Preferred Stock	$0	$0	$78,993	$26,311	$0	$26,311	$105,304
	Series Seed-2 Convertible Preferred Stock	0	0	28,553	9,265	0	9,265	37,818
	Series A-2 Convertible Preferred Stock	0	0	51,340	6,977	0	6,977	58,317
HALE.life Corporation	Common Stock	$0	$0	$0	$0	$0	$0	$0
	Series Seed-1 Convertible Preferred Stock	0	0	0	0	0	0	0
	Series Seed-2 Convertible Preferred Stock	0	0	0	0	0	0	0
Total Non-Controlled Affiliated Legacy Privately Held Equity & Equity-Related Securities		$0	$0	$158,886	$42,553	$0	$42,553	$201,439

NON-CONTROLLED AFFILIATED PUBLICLY TRADED EQUITY & EQUITY-RELATED SECURITIES(F):
Arena Group Holdings, Inc.	Common Stock	$0	$0	$8,147,090	$0	$(5,788,053)	$(6,758,319)	$2,359,037
comScore, Inc.	Common Stock	$0	$8	$4,534,991	$946,918	$0	$(1,650,366)	$5,481,909
Potbelly Corporation	Common Stock	$0	$1,118,151	$8,843,873	$5,075,173	$0	$6,047,130	$13,919,046
	Warrants for Common Stock	0	0	215,631	251,854	0	251,854	467,485

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Net Realized Gain (Loss)	Value as of December 31, 2022	Gross Additions (C)	Gross Reductions (D)	Net Change in Unrealized Appreciation (Depreciation)	Value as of December 31, 2023
NON-CONTROLLED AFFILIATED PUBLICLY TRADED EQUITY & EQUITY-RELATED SECURITIES(F):
Synchronoss Technologies, Inc.	Common Stock	$0	$(108,620)	$3,379,203	$1,755,529	$0	$527,050	$5,134,732
	Options for Common Stock	0	0	0	12,629	0	12,629	12,629
Total Non- Controlled Affiliated Publicly Traded Equity & Equity-Related Securities		$0	$1,009,539	$25,120,788	$8,042,103	$(5,788,053)	$(1,570,022)	$27,374,838
Total Controlled and Non- Controlled Affiliated Equity & Equity-Related Securities		$0	$(1,913,464)	$27,986,246	$8,084,656	$(8,494,625)	$(1,311,038)	$27,576,277

(A)Common stock, warrants, options, membership units and, in some cases, preferred stock are generally non-income producing and restricted. The principal amount of debt and the number of shares of common and preferred stock and number of membership units are shown in the accompanying Consolidated Schedule of Investments as of December 31, 2023.

(B)Represents the total amount of interest or dividends credited/(debited) to income for the portion of the period an investment was a control or affiliate investment, as appropriate. Amounts credited to preferred or common stock represent accrued bridge note interest related to conversions that occurred during the year ended December 31, 2023.

(C)Gross additions include increases in investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and fees. Gross additions also include net increases in unrealized appreciation or decreases in unrealized depreciation.

(D)Gross reductions include decreases in investments resulting from principal collections related to investment repayments or sales, the amortization of premiums and acquisition costs. Gross reductions also include net increases in unrealized depreciation or decreases in unrealized appreciation.

(E)"Controlled Affiliated" is defined as investments in which we own 25 percent or more of the outstanding voting rights of the portfolio company or otherwise control the company, including control of a majority of the seats on the board of directors, or more than 25 percent of the seats on the board of directors, with no other entity or person in control of more director seats than us.

(F)"Non-Controlled Affiliated" is defined as ownership of five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where we hold the right to appoint one or more members to the portfolio company’s board of directors, but less than 25 percent of the members of the board of directors.

Line for Schedule of Investments	Method / Level	Primary Industry	# of Shares Purchased/Principal	Cost of TURN's Investment	Valuation
Non-Controlled Affiliated Publicly Traded Equity and Equity-Related Securities
Arena Group Holdings, Inc.		Interactive Media & Services
Common Stock	(L1)		991,192	$9,806,339	$2,359,037
comScore, Inc.		Advertising
Common Stock	(L1)		328,258	$12,175,182	$5,481,909
Potbelly Corporation		Restaurants
Common Stock	(L1)		1,335,801	$6,098,592	$13,919,046
Synchronoss Technologies, Inc.		Application Software
Common Stock	(L1)		826,849	$12,756,838	$5,134,732
Total Non-Controlled Affiliated Publicly Traded Equity and Equity-Related Securities (53.5%)				$40,836,951	$26,894,724
Legacy Privately Held Equity and Equity-Related Securities
EchoPixel, Inc.		Health Care Equipment
Series Seed Convertible Preferred Stock (acquired 6/21/13-6/30/14)	(I) (L3)		4,194,630	$1,250,000	$105,304
Series Seed-2 Convertible Preferred Stock (acquired 1/22/16)	(I) (L3)		1,476,668	500,000	37,818
Series A-2 Convertible Preferred Stock (acquired 3/23/17)	(I) (L3)		1,471,577	350,000	58,317
				$2,100,000	$201,439
HALE.life Corporation		Health Care Technology
Common Stock (acquired 3/1/16)	(I) (L3)		1,000,000	$10	$0
Series Seed-1 Convertible Preferred Stock (acquired 3/28/17)	(I) (L3)		11,000,000	1,896,920	0
Series Seed-2 Convertible Preferred Stock (acquired 12/28/18)	(I) (L3)		12,083,132	2,500,000	0
				$4,396,930	$0
Total Non-Controlled Affiliated Legacy Privately Held Equity and Equity-Related Securities (0.4%)				$6,496,930	$201,439
Non-Controlled Affiliated Derivative Securities
Potbelly Corporation		Restaurants
Warrants for the Purchase of Common Stock expiring 2/12/26 (acquired 2/10/21)	(I) (L3)		80,605	$224,849	$467,485
Synchronoss Technologies, Inc. (Options)		Application Software
Stock Options for Common Stock Expiring 12/4/30 (acquired 12/4/23)	(I) (L3)		3,334	0	12,629
Total Non-Controlled Affiliated Derivative Securities (1.0%)				$224,849	$480,114
Total Non-Controlled Affiliated Securities (54.9%)				$47,558,730	$27,576,277
Total Controlled Non-Controlled Affiliated Equity and Equity-Related Securities (54.9%)				$47,558,730	$27,576,277

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of 180 Degree Capital Corp.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of 180 Degree Capital Corp. (the “Company”), including the consolidated schedule of investments as of December 31, 2023, and the related consolidated statements of operations, cash flows, and changes net in assets, and the consolidated financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). The consolidated statement of changes in net assets for the year ended December 31, 2022, and the consolidated financial highlights for each of the years in the four-year period ended December 31, 2022 were audited by another independent registered public accounting firm whose report, dated February 27, 2023, expressed an unqualified opinion on the consolidated statement of changes in net assets and the consolidated financial highlights. In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2023, the consolidated results of its operations and its cash flows, consolidated changes in its net assets and the consolidated financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, transfer agent and issuers of privately offered securities. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Company’s auditor since 2023.

/s/ EisnerAmper LLP
New York, New York
February 20, 2024

Privacy Policy

We are committed to protecting your privacy. This privacy notice explains the privacy policies of 180 Degree Capital Corp. and its affiliates. This notice supersedes any other privacy notice you may have received from 180 Degree Capital Corp.

Generally, we do not receive any non-public personal information relating to our shareholders, although certain non-public personal information of our shareholders may become available to us. We maintain physical, electronic, and procedural safeguards, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, and number of shares you hold. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law. When the Company shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. We do not permit use of shareholder information for any non-business or marketing purpose, nor do we permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

We do not share this information with any non-affiliated third party except as described below.

•180 Degree Capital Corp. and affiliate employees. It is our policy that only our authorized employees who need to know your personal information will have access to it. Our personnel who violate our privacy policy are subject to disciplinary action.

•Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Proxy Voting

We vote proxies relating to our portfolio securities in the best interest of our shareholders. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by our Portfolio Managers, who are responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

A description of the policies and procedures that the Registrant uses to determine how to vote proxies relating to portfolio securities and information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, upon request, by calling the Company toll-free at 833-293-1769 and on the SEC's website at http://www.sec.gov.

Portfolio Holdings

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Company's Forms N-PORT are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

180 Degree Capital Corp.*

Board of Directors

Stacy R. Brandom[1,2,3,4]	Kevin M. Rendino[6]	Richard P. Shanley[1,2,3,4,5]
Parker A. Weil[1,2,3,4]	Daniel B. Wolfe

    1. Member of Audit Committee    2. Member of Valuation Committee 3. Member of Compensation Committee
4. Member of Nominating Committee    5. Lead Independent Director     6. Chairman of the Board

* The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling 973-746-4500 or email ir@180degreecapital.com.

Officers

Kevin M. Rendino	Chairman, Chief Executive Officer and Portfolio Manager
Daniel B. Wolfe	President, Chief Financial Officer, Chief Compliance Officer and Portfolio Manager
Alicia M. Gift	Senior Controller, Secretary and Treasurer
Robert E. Bigelow III	Vice President, Head of Fund Development

7 N. Willow Street, Suite 4B
Montclair, New Jersey 07042
Phone: 973-746-4500 Fax: 973-746-4508
Website: www.180degreecapital.com Email: ir@180degreecapital.com

Counsel: Proskauer Rose LLP
Independent Registered Public Accounting Firm: EisnerAmper LLP
Custodian of Securities: US Bank, N.A.
Transfer Agent & Registrar: Equiniti Trust Company, LLC
Stockholder Relations Department
6201 15th Avenue
Brooklyn, New York 11219
877-260-8188
Website: www.equiniti.com/us Email: info@equiniti.com

HOUSEHOLDING OPT-OUT NOTICE

To reduce expenses, we may only mail one copy of the 180 Degree Capital Corp.'s shareholder updates, such as prospectus, annual report, semi-annual report, to those addresses shared by two or more accounts. If you are not a direct shareholder (i.e., you hold your shares of us in a brokerage account), please contact your financial institution to opt out of householding. If you are a direct shareholder (i.e., you hold your shares of us at our transfer agent) and wish to receive individual copies of these documents, please call us toll-free at 833-293-1769. We will begin sending you individual copies thirty days after receiving your request.

Item 2. Code of Ethics.

The Board has adopted a code of ethics applicable to our senior executive officers that is designed to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships (the "Code of Conduct"). Our Code of Conduct is available on the Company's website at https://ir.180degreecapital.com/governance-docs. The Company did not grant any waivers from any provisions of the Code of Conduct during the reporting period.

Item 3. Audit Committee Financial Expert.

The Board has determined that all of the members of the Company's Audit Committee of the Board, Stacy R. Brandom, Richard P. Shanley and Parker A. Weil, meet the definition of "audit committee financial expert" as that term is defined by the SEC and are "independent" pursuant to paragraph (a)(2) of this Item.

Item 4. Principal Accountant Fees and Services.

The information set forth under the captions "Audit Committee's Pre-Approval Policies" and "Fees Paid to Auditors for 2023 and 2022" in the Proxy Statement for the 2024 Annual Meeting of Shareholders, to be filed pursuant to Regulation 14A under the Exchange Act (the "2024 Proxy Statement") is herein incorporated by reference.

Item 5. Audit Committee List of Registrants.

The information set forth under the caption "Audit Committee" in our 2024 Proxy Statement is herein incorporated by reference.

Item 6. Investments.

(a)    The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

(b)    Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

We vote proxies relating to our portfolio securities in the best interest of our shareholders. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by our Portfolio Managers, who are responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)    As of December 31, 2023, Kevin M. Rendino and Daniel B. Wolfe are primarily responsible for the day-to-day management of the Company's portfolio as Portfolio Managers.

    Mr. Rendino has served as Chairman and Chief Executive Officer of the Company since March 2017 and as a member of the Board since June 2016. From 2012 to 2016, Mr. Rendino served as Chairman and Chief Executive Officer of RGJ Capital, where he led a Graham and Dodd approach to value investing. His team focused on a blend of long-only ideas and pair trades when a statistical anomaly and inconsistency between two variables are identified. Since December 2023, Mr. Rendino has served as a director of Synchronoss Technologies, Inc., a publicly traded company in which we have an investment. From November 2017 to August 2019, Mr. Rendino served as a director of TheStreet, Inc., a publicly traded company in which we had an investment. From March 2019 to April 2021, Mr. Rendino served as a director of Synacor, Inc., a publicly traded company in which we had an investment.

    Mr. Wolfe has served as President since January 2009, as Chief Financial Officer and Chief Compliance Officer since July 2016, and as Portfolio Manager and a member of the Company's Board since March 2017. He served as Chief Operating Officer and a Managing Director from January 2008 to June 30, 2016. He served as Chief Financial Officer from January 2008 to December 31, 2012, as Treasurer from May 2008 to December 31, 2012, and from July 2016 to April 2017. He has served as a member of the board of directors of privately held and publicly traded companies in which we have had investments. From September 2021 to December 2023, he served as a director of Parabellum Acquisition Corp., a publicly traded special purpose acquisition company whose sponsor, Parabellum Acquisition Holdings, LLC, is a company in which we had an investment.

(a)(2)    Not applicable.

(a)(3)    The principal elements of our executive compensation program for 2023 are base salary, bonus, other benefits and perquisites, and severance benefits. The Compensation Committee of the Board believes that each element is essential to achieve the Company’s objectives as set forth above.

Base Salaries. We recognize the need to pay our named executive officers, and other employees, a competitive annual base salary. We review base salaries for our named executive officers annually, often employing data provided from independent compensation consultants. Base salaries have historically been adjusted annually for inflation and also based on changes in the marketplace and an executive’s individual performance, salary position among peers, career growth potential and/or a change in responsibilities.

Cash Bonuses. The Company provides annual bonuses at the discretion of the Committee derived from a number of quantitative and qualitative inputs including, but not limited to:

•Performance against individual and corporate targets and goals;
•Performance as compared to indices and other observable entities that track or invest in microcapitalization publicly traded companies;
•Full year actual versus estimated expenses and expenses as a percentage of assets;
•Changes in the price per share of the Company’s stock, including dividends, if any;
•Changes in the net asset value of the Company, including dividends, if any; and
•The importance of retaining employees.

The weighting of these inputs in the Committee’s determinations of bonuses are adjusted based on a retrospective full analysis of individual and corporate achievements and challenges during the year under consideration.

Severance Benefits. To further incentivize and retain Messrs. Rendino and Wolfe, we entered into an Executive Severance Agreement with each executive.

Each of Messrs. Rendino and Wolfe's Executive Severance Agreement provides that the executive will receive the following severance benefits in the event that an executive’s employment is terminated by us other than for “cause” or an executive resigns for “good reason.”

•Twelve months of base salary to be paid in cash periodically in accordance with the Company’s normal payroll policies;
•a portion of executive’s incentive compensation in cash for the fiscal year in which executive's employment terminates, pro-rated based on time employed during the fiscal year, only to be paid to the extent that performance metrics in the plan are achieved and at the same time as payments to other executives in the applicable incentive compensation plan are paid; and
•Twelve months of COBRA premiums.

Further, under the terms of each Executive Severance Agreement for Messrs. Rendino and Wolfe, in the event an executive’s employment is terminated other than for “cause” or an executive resigns for “good reason” within the period commencing three months prior to a change in control and ending 12 months after a change in control, the severance will consist of:

•Twelve months of base salary to be paid in a single cash lump-sum;
•a portion of an executive’s incentive compensation in cash for the fiscal year in which executive's employment terminates, pro-rated based on time employed during the fiscal year;
•Twelve months of COBRA premiums.

For purposes of the Executive Severance Agreements, "cause" generally means:

•an act of dishonesty made in connection with the executive’s responsibilities as an employee;
•conviction of, or plea of nolo contendere to, a felony or any crime involving fraud or embezzlement;
•gross misconduct;
•unauthorized use or disclosure of any proprietary information or trade secrets;
•willful breach of any obligations under any written agreement or covenant with the Company;
•failure to cooperate in good faith with a governmental or internal investigation; or
•continued failure to perform duties after receiving a written demand of performance.

For purposes of the Executive Severance Agreements, "good reason" generally means a voluntary termination following the occurrence of one or more of the following, without the executive’s consent that is not cured within 30 days of notice to the Company:

•a material reduction of responsibilities;
•a material reduction in base salary; or;
•a material change (at least 50 miles) in the geographic location of Executive’s primary work facility or location.

(a)(4)    As of December 31, 2023, Mr. Rendino and Mr. Wolfe beneficially owned equity securities of the Company valued over $1,000,000 and between $500,001 and $1,000,000, respectively.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Year 2023	(a) Total Number of Shares Purchased	(b) Average Price Paid Per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Approximate Dollar Value of Shares that May Yet Be Purchased Under the Plans or Programs
01/01 - 01/31	0	$0	0	$2,500,000
02/01 - 02/28	0	0	0	2,500,000
03/01 - 03/31	0	0	0	2,500,000
04/01 - 04/30	0	0	0	2,500,000
05/01 - 05/31	373,679	4.43	373,679	5,000,000
06/01 - 06/30	0	0	0	5,000,000
07/01 - 07/31	0	0	0	5,000,000
08/01 - 08/31	0	0	0	5,000,000
09/01 - 09/30	0	0	0	5,000,000
10/01 - 10/31	0	0	0	5,000,000
11/01 - 11/30	0	0	0	5,000,000
12/01 - 12/31	0	0	0	5,000,000
Total for Year	373,679		373,679

On February 24, 2023, our Board reauthorized the repurchase of up to $2.5 million of the Company's common stock within a six-month period from the date of notice to investors, which notice was mailed on or about March 1, 2023. The Company repurchased 373,679 shares at a price per share of $4.43, including brokerage commissions, under this authorization in May 2023.

On May 11, 2023, our Board reauthorized the repurchase of up to $5 million of the Company's common stock. As of December 31, 2023, no additional repurchases under this reauthorization have occurred. On July 28, 2023, our Board reauthorized the repurchase of up to $5 million of the Company's common stock within a six-month period from the date of notice to investors, which was mailed on or about August 14, 2023. On February 16, 2024, our Board reauthorized the repurchase of up to $5 million of the Company's common stock within a six-month period from the date of notice to investors, which notice will be mailed on or about February 24, 2024.

Item 10. Submission of Matters to a Vote of Shareholders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors as set forth in the registrant's Proxy Statement, dated March 23, 2023.

Item 11. Controls and Procedures.

(a)    Based on an evaluation of the Registrant's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during period covered by this report that have materially affected or are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)    Not applicable.

(b)    Not applicable.

Item 13. Exhibits.

(a)(1)    The Code of Conduct is available on the Company's website at https://ir.180degreecapital.com/governance-docs.

(a)(2)    Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940.

The Company's Clawback Policy is attached hereto as Exhibit 99.1

(a)(3)    Not applicable.

(a)(4)    On March 22, 2023, the Audit Committee of the Board approved the engagement of EisnerAmper, LLP (“Eisner”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The Company's independent registered public accounting firm since 2002 was PricewaterhouseCoopers LLP (“PwC”). PwC’s reports on the Company’s financial statements for the fiscal periods ended December 31, 2022, and December 31, 2021, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Company’s fiscal periods ended December 31, 2022 and December 31, 2021, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Funds’ financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
The Company requested that PwC furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 99.2 to this Form N-CSR.
During the Company’s fiscal periods ended December 31, 2022 and December 31, 2021, neither the Company, nor anyone on its behalf, consulted with Eisner on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Eisner’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

(b)    Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

180 DEGREE CAPITAL CORP.

By:	/s/ Daniel B. Wolfe
Name: Daniel B. Wolfe
Title: President and Chief Financial Officer

Date: February 20, 2024

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kevin M. Rendino	By:	/s/ Daniel B. Wolfe
	Name: Kevin M. Rendino		Name: Daniel B. Wolfe
	Title: Chief Executive Officer		Title: President and Chief Financial Officer
	(Principal Executive Officer)		(Principal Financial Officer)

	Date: February 20, 2024		Date: February 20, 2024